                                  SCHEDULE 14A

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Section 240.14a-12

                          First BancTrust Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

                    [FIRST BANCTRUST CORPORATION LETTERHEAD]




                                                                  March 22, 2002


Dear Stockholder:

        You are cordially invited to attend the Annual Meeting of Stockholders of First BancTrust Corporation. The meeting will be held at the Human Resources Center located at 118 East Court Street, Paris, Illinois, on Monday, April 22, 2002, at 10:00 a.m., Central Daylight Time. The matters to be considered by stockholders at the Annual Meeting are described in detail in the accompanying materials.

        The Board of Directors of First BancTrust Corporation has determined that the matters to be considered at the Annual Meeting are in the best interests of the Company and its shareholders. For the reasons set forth in the Proxy Statement, the Board unanimously recommends that you vote "FOR" each matter to be considered.

        It is very important that you be represented at the Annual Meeting regardless of the number of shares you own or whether you are able to attend the meeting in person. Let me urge you to mark, sign and date your proxy card today and return it in the envelope provided, even if you plan to attend the Annual Meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

        Your continued support of and interest in First BancTrust Corporation is appreciated.

                                        Sincerely,



                                        /s/ Terry J. Howard

                                        Terry J. Howard
                                        President and Chief Executive Officer

                           FIRST BANCTRUST CORPORATION
                            206 SOUTH CENTRAL AVENUE
                              PARIS, ILLINOIS 61944
                                 (217) 465-6381

                                   ----------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 22, 2002

                                   ----------

        NOTICE IS HEREBY GIVEN that an Annual Meeting of Stockholders of First BancTrust Corporation (the "Company") will be held at the Human Resources Center located at 118 East Court Street, Paris, Illinois, on Monday, April 22, 2002, at 10:00 a.m., Central Daylight Time, for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

         (1) To elect two directors for a three-year term and until their successors are elected and qualified;

         (2) To approve the adoption of the 2002 Stock Option Plan;

         (3) To approve the adoption of the 2002 Recognition and Retention Plan and Trust Agreement;

         (4) To ratify the appointment of BKD, LLP as the Company's independent public accountants for the year ending December 31, 2002; and

         (5) To transact such other business as may properly come before the meeting or any adjournment thereof. Except with respect to procedural matters incident to the conduct of the Annual Meeting, management is not aware of any other matters which could come before the Annual Meeting.

        The Board of Directors has fixed March 8, 2002 as the voting record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Only those stockholders of record as of the close of business on that date will be entitled to vote at the Annual Meeting or at any such adjournment.

                                             BY ORDER OF THE BOARD OF DIRECTORS


                                             /s/ Mary Ann Tucker

                                             Mary Ann Tucker
                                             Secretary


March 22, 2002
Paris, Illinois

     YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THIS MEETING, YOU MAY VOTE EITHER IN PERSON OR BY YOUR PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

                           FIRST BANCTRUST CORPORATION

                                ----------------

                                 PROXY STATEMENT

                                   ----------

                         ANNUAL MEETING OF STOCKHOLDERS

                                 APRIL 22, 2002

GENERAL

         This Proxy Statement is being furnished to the holders of common stock, $0.01 par value per share ("Common Stock"), of First BancTrust Corporation ("First BancTrust" or the "Company"), the bank holding company of First Bank & Trust, S.B. ("First Bank" or the "Bank"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at its Annual Meeting of Stockholders ("Annual Meeting") to be held at the Human Resources Center located at 118 East Court Street, Paris, Illinois, on Monday, April 22, 2002, at 10:00 a.m., Central Daylight Time, and at any adjournment thereof, for the purposes set forth in the Notice of Annual Meeting of Stockholders. This Proxy Statement is first being mailed to stockholders on or about March 22, 2002.

VOTING RIGHTS

         Only stockholders of record at the close of business on March 8, 2002 ("Voting Record Date") will be entitled to notice of and to vote at the Annual Meeting. At such date, there were 1,458,275 shares of Common Stock outstanding and the Company had no other class of equity securities outstanding.

         Each share of Common Stock is entitled to one vote at the Annual Meeting on all matters properly presented at the Annual Meeting. The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. The persons receiving the greatest number of votes of the Common Stock shall be elected as directors of the Company. The affirmative vote of a majority of the total votes cast at the Annual Meeting is required for approval of the proposals to adopt the Company's 2002 Stock Option Plan ("Option Plan"), to adopt the Company's 2002 Recognition and Retention Plan and Trust Agreement ("Recognition Plan") and to ratify the appointment of the Company's independent auditors.

         Abstentions will be counted for purposes of determining the presence of a quorum at the Annual Meeting. Because of the required votes, abstentions will have no effect on the voting for the election of directors or the proposals to adopt the Option Plan, to adopt the Recognition Plan and to ratify the appointment of the Company's independent auditors. Under rules applicable to broker-dealers, the election of directors and the proposal to ratify the appointment of the Company's independent auditors are considered "discretionary" items upon which brokerage firms may vote in their discretion on behalf of their client if such clients have not furnished voting instructions. The proposals to adopt the Option Plan and the Recognition Plan are considered "non-discretionary" items upon which brokerage firms may not vote if they have not received instructions from the beneficial owner. Thus, there are proposals to be considered at the Annual Meeting which are considered "non-discretionary" and for which there will be "broker non-votes."

PROXIES

         Shares of Common Stock represented by properly executed proxies, if such proxies are received in time and not revoked, will be voted in accordance with the instructions indicated on the proxies. If no contrary instructions are given, each proxy received will be voted (i) FOR the nominees for director described herein; (ii) FOR approval of the proposal to adopt the Option Plan;
(iii) FOR approval of the proposal to adopt the Recognition Plan; (iv) FOR ratification of BKD, LLP as the Company's independent public accountants for the year ending December 31, 2002; and (v) upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies. Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with the Secretary of the Company written notice thereof (Mary Ann Tucker, Secretary, First BancTrust Corporation, 206 South Central Avenue, P.O. Box 880, Paris, Illinois 61944); (ii) submitting a duly-executed proxy bearing a later date; or (iii) appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.

BENEFICIAL OWNERSHIP

         The following table sets forth information as to the Common Stock beneficially owned, as of March 8, 2002, by (i) the only persons or entities, including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), who or which was known to the Company to be the beneficial owner of more than 5% of the issued and outstanding Common Stock, (ii) each director and director nominee of the Company, (iii) certain named executive officers, and (iv) all directors and executive officers of the Company and the Bank as a group.



                                                Amount and Nature of Beneficial           Percent
Name and Address of Beneficial Owner            Ownership as of March 8, 2002(1)      of Common Stock
------------------------------------            --------------------------------      ---------------
First BancTrust Corporation                                    121,670(2)                     8.3%
Employee Stock Ownership Plan Trust
206 South Central Avenue
Paris, Illinois 61944

Bay Pond Partners, L.P.                                         98,700(3)                     6.8
75 State Street
Boston, Massachusetts 02109

Jeffrey S. Halis                                               100,000(4)                     6.9
153 East 53rd Street, 55th Floor
New York, New York 10022

Wellington Management Company, LLP                             140,000(5)                     9.6
75 State Street
Boston, Massachusetts  02109

Directors and nominees:
     David W. Dick                                              12,400(6)                       *
     Christopher M. Eldredge                                    10,000(7)                       *
     Terry J. Howard                                            20,633(8)                     1.4
     Terry T. Hutchison                                          2,550(9)                       *
     Joseph R. Schroeder                                        10,000(10)                      *
     Robert E. Sprague                                          10,000(11)                      *
     Mary Ann Tucker                                             2,500(12)                      *
     John W. Welborn                                             3,028(13)                      *

Certain Named Executive Officers:
    Larry E. Daily                                              20,433(14)                    1.4

Directors and executive officers                               143,999(15)                    9.9%
     of the Company and the Bank as a group
     (14 persons)


                                                   (Footnotes on following page)

----------

* Amounts to less than 1.0% of the outstanding Common Stock.

(1) Pursuant to rules promulgated by the Securities and Exchange Commission ("SEC") under the Exchange Act, a person or entity is considered to beneficially own shares of Common Stock if the person or entity has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or direct the disposition of the shares. Unless otherwise indicated, a person has sole voting power and sole investment power with respect to the indicated shares.

(2) The First BancTrust Corporation Employee Stock Ownership Plan Trust ("Trust") was established pursuant to the First BancTrust Corporation Employee Stock Ownership Plan ("ESOP"). As of the Voting Record Date, 110,267 shares held in the Trust were unallocated, and 11,403 shares held in the Trust had been allocated to the accounts of participating employees. Under the terms of the ESOP, the Trustee will generally vote the allocated shares held in the ESOP in accordance with the instructions of the participating employees. Unallocated shares held in the ESOP will generally be voted by the ESOP Trustee in the same proportion for and against proposals to stockholders as the ESOP participants and beneficiaries actually vote shares of Common Stock allocated to their individual accounts, subject in each case to the fiduciary duties of the ESOP trustee and applicable law. Any allocated shares which either abstain on the proposal or are not voted will generally be disregarded in determining the percentage of stock voted for and against each proposal by the participants and beneficiaries.

(3) Based on a Schedule 13G joint filing on February 12, 2002 made on behalf of Bay Pond Partners, L.P. ("Bay Pond"), a Delaware limited partnership, Wellington Hedge Management, LLC ("WHML"), a Massachusetts limited liability company which is the sole general partner of Bay Pond, and Wellington Hedge Management, Inc. ("WHMI"), a Massachusetts corporation which is the managing member of WHML. Bay Pond, WHML and WHMI each beneficially own 98,700 shares and have shared voting and dispositive power.

(4)    Based on a Schedule 13G filing on May 16, 2001 made on behalf of Jeffrey
       S. Halis. 10,000 shares are owned by Mr. Halis. 10,000 shares are owned jointly by Mr. Halis and Lorraine Halis, his mother. 65,000 shares are owned by Tyndall Partners, L.P., a Delaware limited partnership ("Tyndall"). 15,000 shares are owned by Tyndall Institutional Partners, L.P., a Delaware limited partnership ("Tyndall Institutional"). Pursuant to the Agreement of Limited Partnership of each of Tyndall and Tyndall Institutional, Mr. Halis possesses sole power to vote and direct the disposition of all the shares of Common Stock owned by each of Tyndall and Tyndall Institutional, respectively. Mr. Halis' interest in the Common Stock held by Tyndall and Tyndall Institutional is limited to the extent of his pecuniary interest, if any, in Tyndall and Tyndall Institutional, respectively. Mr. Halis possesses shared power to vote and direct the disposition of the shares of Common Stock owned jointly by him and Lorraine Halis.

(5) Based on a Schedule 13G filing on February 12, 2002 made on behalf of Wellington Management Company, LLP ("WMC"), WMC, in its capacity as investment adviser, may be deemed to beneficially own 140,000 shares which are held of record by clients of WMC. WMC has shared voting and dispositive power over 110,600 and 140,000 shares, respectively. Bay Pond is a client of WMC.

(6) Includes 6,000 shares held by Mr. Dick's wife, 200 shares held by Mr. Dick's wife's IRA and 200 shares held by Mr. Dick's son.

(7)    Includes 10,000 shares held in Mr. Eldredge's IRA.



                                         (Footnotes continued on following page)

----------

(8) Includes 13,000 shares held by First Bank's 401(k) Plan, 633 shares held by the ESOP for the account of Mr. Howard, 4,800 shares held in Mr. Howard's IRA, 2,000 shares held by Mr. Howard's wife's IRA and 200 shares owned jointly with Mr. Howard's wife, with whom voting and dispositive power is shared.

(9) Includes 2,500 shares held in Mr. Hutchison's IRA and 50 shares held by Mr. Hutchison's daughter.

(10) Includes 6,000 shares owned jointly with Mr. Schroeder's wife, with whom voting and dispositive power is shared, 2,500 shares held in Mr. Schroeder's IRA and 1,500 shares held by Mr. Schroeder's children. Does not include 2,000 shares held in the name of the law firm of Bennett, Schroeder & Wieck (of which Mr. Schroeder is a partner) for which Mr. Schroeder disclaims beneficial ownership.

(11) Includes 10,000 shares held in trust for Mr. Sprague and his wife. Mr. Sprague will not stand for reelection upon the expiration of his term as a director at the Annual Meeting.

(12)   Includes 500 shares held in trust for Ms. Tucker.

(13)   Includes 3,028 shares held in Mr. Welborn's wife's IRA.

(14) Includes 14,200 shares held by First Bank's 401(k) Plan, 433 shares held by the ESOP for the account of Mr. Daily, 290 shares held in Mr. Daily's IRA, 210 shares held in Mr. Daily's wife's IRA and 800 shares held by Mr. Daily's children.

(15) Also includes 2,746 and 62,040 shares which are held by the ESOP and the 401(k) Plan, respectively, which have been allocated to the accounts of participating officers and, consequently, will be voted at the Annual Meeting by direction of such participating officers.


                              ELECTION OF DIRECTORS

       The Certificate of Incorporation and Amended and Restated Bylaws of the Company provide that the Board of Directors shall be divided into three classes as nearly equal in number as possible, and that the members of each class shall be elected for terms of three years and until their successors are elected and qualified, with one of the three classes of directors to be elected each year.

       At the Annual Meeting, stockholders of the Company will be asked to elect two directors for a three-year term and until their successors are elected and qualified. The two nominees for election as directors were selected by the Nominating Committee of the Board of Directors. There are no arrangements or understandings between the persons named and any other person pursuant to which such person was selected as a nominee for election as a director at the Annual Meeting, and no director or nominee for director is related to any other director or executive officer of the Company by blood, marriage or adoption.

       If any person named as nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by the Board of Directors of the Company. At this time, the Board of Directors knows of no reason why any of the nominees may not be able to serve as a director if elected.

       Section 4.15 of the Company's Amended and Restated Bylaws governs nominations for election to the Board of Directors and requires all nominations for election to the Board of Directors, other than those made by or at the direction of the Board, to be made pursuant to timely notice in writing to the Secretary of the Company, as set forth in the Amended and Restated Bylaws. To be timely, with respect to an election to be held at an annual meeting of stockholders, a stockholders' notice must be delivered to or received by the Secretary not later than 120 days prior to the anniversary date of the mailing of proxy materials by the Company in connection with the immediately preceding annual meeting of stockholders of the Company. No notice has been received by the Company in connection with the Annual Meeting. Each written notice of a stockholder nomination must set forth certain information specified in the Amended and Restated Bylaws. The presiding officer of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the procedures set forth in the Amended and Restated Bylaws.

INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR AND CONTINUING DIRECTORS

       The following tables present information concerning each nominee for director and each director whose term continues and reflects his/her tenure as a director of the Company and his/her principal occupation during the past five years.

          NOMINEES FOR DIRECTOR FOR A THREE-YEAR TERM EXPIRING IN 2005


                                                Position with the Company and                  Director
      Name                     Age      Principal Occupation During the Past Five Years        Since(1)
------------------------      -----     -----------------------------------------------       ----------
David W. Dick                   52      Director. Insurance Agent for Country Companies           1996
                                        Insurance, Bloomington, Illinois.

Terry J. Howard                 54      Director, President and Chief Executive Officer of the    2000
                                        Company since November 2000. Executive Vice
                                        President of First Bank from May 1988 to June 1999.
                                        President and Chief Executive Officer of First Bank
                                        since June 1999, Director since November 2000.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ELECTION OF THE ABOVE NOMINEES FOR DIRECTOR.


MEMBERS OF THE BOARD OF DIRECTORS CONTINUING IN OFFICE


                      DIRECTORS WITH TERMS EXPIRING IN 2003


                                                  Position with the Company and                  Director
         Name                     Age     Principal Occupation During the Past Five Years        Since(1)
----------------------------     -----    -----------------------------------------------        --------
Joseph R. Schroeder                52     Director. Attorney in private practice with the law      1997
                                          firm of Bennett, Schroeder & Wieck, Marshall,
                                          Illinois.

Christopher M. Eldredge            45     Director. Self employed sales consultant, Eldredge       2000
                                          Consulting Services, Paris, Illinois, since January
                                          2001. Former Vice President, Sales, Illinois Cereal
                                          Mills, Inc., Paris, Illinois.

Mary Ann Tucker                    72     Director. Retired former retailer in Paris, Illinois.    1988


                      DIRECTORS WITH TERMS EXPIRING IN 2004


                                                    Position with the Company and                     Director
           Name                    Age      Principal Occupation During the Past Five Years           Since(1)
----------------------------      -----     -----------------------------------------------           ----------
Terry T. Hutchison                  49      Director. Manager and owner of Parkway Furniture              1997
                                            Co., Paris, Illinois.

John W. Welborn                     56      Director. Retired former Facilities Manager, TRW,             1995
                                            Inc., Marshall, Illinois.


----------

(1) Includes service with First Bank prior to the Bank's conversion to the holding company form.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

         The following table sets forth certain information with respect to the executive officers of the Company who are not also directors of the Company. All executive officers of the Company are elected annually by the Board of Directors and shall serve at the discretion of the Board of Directors.


                                                        Position with the Company and
         Name                  Age             Principal Occupation During the Past Five Years
------------------------      -----     -------------------------------------------------------------
Ellen M. Litteral               44      Chief Financial Officer and Treasurer of the Company since
                                        November 2000. Vice President and Controller of First Bank.
                                        Controller of First Bank since 1990, Vice President of First
                                        Bank since March 2000.

Jack R. Franklin                49      Vice President of the Company since November 2000. Vice
                                        President - Operations and Marketing of First Bank. Assistant
                                        Vice President - Consumer Lending of First Bank from 1995
                                        until March 1998, Assistant Vice President - Consumer
                                        Lending/Marketing of First Bank from March 1998 until July
                                        1999, Vice President - Operations and Marketing of First Bank
                                        from July 1999 until the present.

DIRECTORS' COMPENSATION

         Each director of the Company receives $500 per month and each director of First Bank receives $500 per month (except for the Chairman of the Board of the Company and First Bank who receives an additional $100 per month in each capacity and Mr. Howard who receives no monthly First Bank directors fee.) If additional Board meetings are held, directors receive additional compensation equivalent to the monthly fee but only if attended. Directors of the Company and First Bank also receive $250 for each committee meeting attended. The Company has a defined-benefit deferred director fee plan covering certain directors whereby each director may elect to defer all or a portion of their annual fees.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

         Regular meetings of the Board of Directors of the Company are held on a monthly basis and special meetings of the Board of Directors of the Company are held from time-to-time as needed. There were 12 meetings of the Board of Directors of the Company held during the year ended December 31, 2001. No director attended fewer than 75% of both the aggregate total number of meetings of the Board of Directors of the Company held during 2001, and the total number of meetings held by all committees of the Board on which the director served during such year.

         The Board of Directors of the Company has a separate Executive Committee, Compensation Committee, Nominating Committee and Audit Committee.

         The Executive Committee is authorized to act with the same authority as the Board of Directors between meetings of the Board. The Executive Committee, composed of Messrs. Sprague, Howard and Hutchison, met once during 2001.

         The Compensation Committee makes recommendations regarding the compensation of the Chief Executive Officer to the Board of Directors. The Compensation Committee, composed of Messrs. Hutchison, Dick, Schroeder and Eldredge, met once during 2001.

         The Nominating Committee nominates candidates to the Board of Directors. The Nominating Committee, composed of Messrs. Hutchison and Schroeder and Ms. Tucker, met once during 2001.

         The Audit Committee reviews the Company's records and affairs to determine its financial condition, reviews the Company's systems of internal control with management and the independent auditors, and monitors the Company's adherence in accounting and financial reporting to generally accepted accounting principles. The Audit Committee, composed of Messrs. Eldredge, Hutchison and Welborn, met four times during 2001. The members are independent as defined in Rule 4200(a)(14) of the listing standards of the Nasdaq Stock Market. Messrs. Howard and Sprague serve as ex officio, non-voting, members of the Audit Committee. In March 2001, the Board of Directors adopted an Audit Committee Charter in the form attached hereto as Appendix A.

REPORT OF THE AUDIT COMMITTEE

         The Audit Committee has reviewed and discussed the audited financial statements with management. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 "Communication with Audit Committees," as may be modified or supplemented. The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, as may be modified or supplemented, and has discussed with the independent accountant, the independent accountant's independence. Based on the review and discussions referred to above in this report, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2001 for filing with the SEC.

                                                 Christopher M. Eldredge
                                                 Terry T. Hutchison
                                                 John W. Welborn
                                                 Terry J. Howard (Ex Officio)
                                                 Robert E. Sprague (Ex Officio)

                             EXECUTIVE COMPENSATION

SUMMARY

         The following table sets forth a summary of certain information concerning the compensation awarded to or paid by the Company or its subsidiaries for services rendered in all capacities during the last three fiscal years to the President and Chief Executive Officer and the other executive officer whose total annual salary and bonus exceeded $100,000 in 2001.

                           SUMMARY COMPENSATION TABLE


                                                      ANNUAL COMPENSATION
                                        ----------------------------------------------
                                                                             OTHER             ALL OTHER
          NAME AND                                                           ANNUAL         COMPENSATION(3)
      PRINCIPAL POSITION         YEAR        SALARY(1)       BONUS        COMPENSATION
                                                                               (2)
-------------------------------------------------------------------------------------------------------------
Terry J. Howard                  2001        $107,500       $ 8,976            $--              $13,010
President and Chief              2000         105,000        10,251             --                4,387
Executive Officer                1999          96,500        12,000             --                3,860
-------------------------------------------------------------------------------------------------------------
Larry E. Daily                   2001        $ 73,500       $26,649(4)         $--              $ 5,686
Vice President - Commercial      2000          73,500        25,584(4)          --                2,940
Lending                          1999          72,000        34,748(4)          --                2,880
-------------------------------------------------------------------------------------------------------------

----------
(1)    Includes a deferral of 5% of Mr. Howard's salary in years 2001 and 2000.

(2) Does not include amounts attributable to miscellaneous benefits received by the named executive officer. In the opinion of management of the Company, the costs to the Company of providing such benefits to the named executive officer during the year ended December 31, 2001 did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported for such individual.

(3) During the year ended December 31, 2001, consists of amounts allocated, accrued or paid by the Company on behalf of Messrs. Howard and Daily pursuant to the 401(k) Plan of $993 and $679, respectively, and estimated allocations under the ESOP of $7,325 and $5,007, respectively. Mr. Howard also received $4,500 in directors fees from the Company and $192 in above-market interest on deferred compensation.

(4) During the years 2001, 2000 and 1999, includes incentive based compensation of $24,799, $23,100 and $27,248, respectively.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than 10% of the Company's Common Stock to file reports of ownership and changes in ownership with the SEC and the National Association of Securities Dealers, Inc. Officers, directors and 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file. The Company knows of no person who owns 10% or more of the Company's Common Stock.

         Based solely on review of the copies of such forms furnished to the Company, the Company believes that during 2001, all Section 16(a) filing requirements applicable to its officers and directors were complied with, except that Ms. Tucker filed a late report with respect to shares purchased by a trust for her benefit.

EMPLOYMENT AGREEMENT

         First BancTrust and First Bank, as employers, have entered into an employment agreement with Terry J. Howard pursuant to which the employers have agreed to employ Mr. Howard as President and Chief Executive Officer of First BancTrust and First Bank for a term of two years. The agreement provides that Mr. Howard will initially be paid a salary level of $107,500. Mr. Howard's compensation and expenses shall be paid by First BancTrust and First Bank in the same proportion as the time and services actually expended by the executive on behalf of each employer. The employment agreement will be reviewed annually. The term of Mr. Howard's employment agreement shall be extended each year for a successive additional one-year period upon the approval of the employers' Boards of Directors, unless either party elects, not less than 30 days prior to the annual anniversary date, not to extend the employment term.

         The employment agreement shall be terminable with or without cause by the employers. Mr. Howard shall have no right to compensation or other benefits pursuant to the employment agreement for any period after voluntary termination or termination by the employers for cause, disability or retirement. The agreement provides for certain benefits in the event of Mr. Howard's death. In the event that

         (1) either executive terminates his employment because the employers either fail to comply with any material provision of the employment agreement or change the executive's title or duties, or

         (2) the employment agreement is terminated by the employers other than for cause, disability, retirement or death or by the executive as a result of certain adverse actions which are taken with respect to the executive's employment following a change in control of First BancTrust, as defined, then the executive will be entitled to a cash severance amount equal to three times his average annual compensation for the last five calendar years (or such shorter period that he has worked with First Bank), plus the continuation of certain miscellaneous fringe benefits, subject to reduction pursuant to Section 280G of the Internal Revenue Code as set forth below in the event of a change in control.

         A change in control is generally defined in the employment agreement to include any change in control of First BancTrust required to be reported under the federal securities laws, as well as (1) the acquisition by any person of 20% or more of First BancTrust's outstanding voting securities and (2) a change in a majority of the directors of First BancTrust during any three-year period without the approval of at least two-thirds of the persons who were directors of First BancTrust at the beginning of such period.

         The employment agreement provides that, in the event any of the payments to be made thereunder or otherwise upon termination of employment are deemed to constitute "parachute payments" within the meaning of Section 280G of the Internal Revenue Code, then such payments and benefits shall be reduced by the minimum necessary to result in the payments not exceeding three times the recipient's average annual compensation from the employers which was includable in the recipient's gross income during the most recent five taxable years. As a result, none of the severance payments will be subject to a 20% excise tax, and the employers will be able to deduct such payments as compensation expense for federal income tax purposes. Based upon compensation levels at December 31, 2001, if a change in control was to occur, the severance payment would be approximately $322,500 for Mr. Howard.

         Although the above-described employment agreement could increase the cost of any acquisition of control, First BancTrust and First Bank do not believe that the terms thereof would have a significant anti-takeover effect.

401(k) PLAN

         First Bank has a 401(k) Plan in which substantially all employees may participate. First Bank may contribute to the 401(k) Plan at the discretion of the Board of Directors.

VOLUNTARY EMPLOYEE'S BENEFIT ASSOCIATION

         First Bank also maintains a voluntary employee's benefit association for the benefit of substantially all of its full-time employees. Benefits available under the voluntary employee's benefit association include major medical, life, accidental death and dismemberment, and disability insurance. These benefits are available to all employees who have attained a minimum age and length of service. The voluntary employee's benefit association is funded through voluntary contributions from employees and contributions from First Bank.

EMPLOYEE STOCK OWNERSHIP PLAN

         First BancTrust has established an ESOP for employees of First BancTrust and First Bank. Full-time employees who have been credited with at least 1,000 hours of service during a 12-month period and who have attained age 21 are eligible to participate in our employee stock ownership plan.

         The ESOP borrowed funds from First BancTrust to purchase 121,670 shares of Common Stock in the Bank's conversion from mutual to stock form. The loan to our ESOP will be repaid principally from our contributions to our ESOP over a period of eight years, and the collateral for the loan will be the Common Stock purchased by our ESOP. First BancTrust may, in any plan year, make additional discretionary contributions for the benefit of plan participants in either cash or shares of common stock, which may be acquired through the purchase of outstanding shares in the market or from individual stockholders, upon the original issuance of additional shares by First BancTrust or upon the sale of treasury shares by First BancTrust. Such purchases, if made, would be funded through additional borrowings by our ESOP or additional contributions from First BancTrust. The timing, amount and manner of future contributions to our ESOP will be affected by various factors, including prevailing regulatory policies, the requirements of applicable laws and regulations and market conditions. The ESOP is subject to the requirements of the Employee Retirement Income Security Act of 1974, and the regulations of the Internal Revenue Service and the Department of Labor thereunder.

PERFORMANCE GRAPH

         The following graph compares the cumulative total returns for the Common Stock of the Company, the SNL Less Than $250 Million Thrift Index and the Nasdaq Total Return Index since the Company's initial public offering in April 2001. All of these cumulative returns are computed assuming the reinvestment of dividends at the frequency with which dividends were paid during the period.


                           FIRST BANCTRUST CORPORATION


                        [TOTAL RETURN PERFORMANCE GRAPH]



Index                              04/19/01    06/30/01     09/30/01    12/31/01
--------------------------------------------------------------------------------

First BancTrust Corporation          100.00      115.28       106.01      133.01
NASDAQ - Total US*                   100.00       99.45        69.00       89.69
SNL <$250M Thrift Index              100.00      108.40       115.35      122.90


*Source: CRSP, Center for Research in Security Prices, Graduate School of Business, The University of Chicago 2002.

Used with permission. All rights reserved. crsp.com.


SNL FINANCIAL LC                                                 (434) 977-1600
(C)(C) 2002

INDEBTEDNESS OF MANAGEMENT

         In accordance with applicable federal laws and regulations, First Bank offers mortgage loans to its directors, officers and full-time employees for the financing of their primary residences as well as various consumer loans. These loans are generally made on substantially the same terms as those prevailing at the time for comparable transactions with non-affiliated persons. It is the belief of management that these loans neither involve more than the normal risk of collectibility nor present other unfavorable features.

         Section 22(h) of the Federal Reserve Act generally provides that any credit extended by a savings institution to its executive officers, directors and, to the extent otherwise permitted, principal stockholder(s), or any related interest of the foregoing, must (i) be on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions by the savings association with non-affiliated parties;
(ii) be pursuant to underwriting standards that are no less stringent than those applicable to comparable transactions with non-affiliated parties; (iii) not involve more than the normal risk of repayment or present other unfavorable features; and (iv) not exceed, in the aggregate, the institution's unimpaired capital and surplus, as defined.

         As of December 31, 2001, two of the directors of the Company had aggregate loan balances in excess of $60,000, which amounted to $257,425 in the aggregate. All such loans were made by First Bank in the ordinary course of business and were not made with favorable terms nor did they involve more than the normal risk of collectibility.

                  PROPOSAL TO ADOPT THE 2002 STOCK OPTION PLAN

GENERAL

         The Board of Directors has adopted the Option Plan which is designed to attract and retain qualified personnel in key positions, provide directors, officers and key employees with a proprietary interest in the Company and as an incentive to contribute to the success of the Company, and reward key employees for outstanding performance. The Option Plan provides for the grant of incentive stock options intended to comply with the requirements of Section 422 of the Internal Revenue Code of 1986, as amended ("Code") ("incentive stock options"), non-qualified or compensatory stock options and stock appreciation rights (collectively "Awards"). Awards will be available for grant to directors and key employees of the Company and any of its subsidiaries, except that non-employee directors will be eligible to receive only awards of non-qualified stock options. If stockholder approval is obtained, options to acquire shares of Common Stock will be awarded to officers, key employees and directors of the Company and the Bank with an exercise price equal to the fair market value of the Common Stock on the date of grant.

DESCRIPTION OF THE OPTION PLAN

         The following description of the Option Plan is a summary of its terms and is qualified in its entirety by reference to the Option Plan, a copy of which is attached hereto as Appendix B.

ADMINISTRATION

         The Option Plan will be administered and interpreted by a committee of the Board of Directors ("Committee") that is comprised solely of two or more non-employee directors. The members of the Committee will initially consist of Messrs. Dick, Eldredge, Hutchison and Schroeder.

STOCK OPTIONS

         Under the Option Plan, the Board of Directors or the Committee will determine which officers, key employees and non-employee directors will be granted options, whether such options will be incentive or compensatory options (in the case of options granted to employees), the number of shares subject to each option, the exercise price of each option and whether such options may be exercised by delivering other shares of Common Stock. The per share exercise price of both an incentive stock option and a compensatory option shall be at least equal to the fair market value of a share of Common Stock on the date the option is granted (or 110% of fair market value in the case of incentive stock options granted to any employees who own more than 10% of the outstanding Common Stock).

         All options granted to participants under the Option Plan shall become vested and exercisable at the rate, to the extent and subject to such limitations as may be specified by the Board or the Committee. Notwithstanding the foregoing, no vesting shall occur on or after a participant's employment or service with the Company, including service as a non-employee director, is terminated. Unless the Committee or Board of Directors shall specifically state otherwise at the time an option is granted, all options granted to participants shall become vested and exercisable in full on the date an optionee terminates his employment or service with the Company or a subsidiary company or service as a non-employee director because of his death, disability or retirement. In addition, all outstanding options shall become immediately vested and exercisable in full in the event that there is a change in control of the Company, as defined in the Option Plan.

         Each stock option or portion thereof shall be exercisable at any time on or after it vests and is exercisable until the earlier of ten years after its date of grant or eighteen months after the date on which the optionee's employment terminates, unless extended by the Committee or the Board of Directors to a period not to exceed five years from such termination. Unless specifically provided otherwise, (1) if an optionee terminates his employment or service with the Company as a result of disability or retirement without having fully exercised his options, the optionee shall have eighteen months following his termination due to disability or retirement (or such longer period as may otherwise be provided) to exercise such options, and (2) if an optionee terminates his employment or service with the Company following a change in control of the Company without having fully exercised his options, the optionee shall have the right to exercise such options during the remainder of the original ten-year term (or five-year term for certain incentive stock options) of the option. However, failure to exercise incentive stock options within three months after the date on which the optionee's employment terminates may result in adverse tax consequences to the optionee. If an optionee dies while serving as an employee or a non-employee director or terminates employment or service as a result of disability or retirement and dies without having fully exercised his options, the optionee's executors, administrators, legatees or distributees of his estate shall have the right to exercise such options during the one-year period following his death. In no event shall any option be exercisable more than ten years from the date it was granted.

         PERFORMANCE SHARE AWARDS. The Option Plan provides the Committee with the ability to condition or restrict the vesting or exercisability of any Option Plan award upon the achievement of performance targets or goals as set forth under the Option Plan. Any Option Plan award subject to such conditions or restrictions is considered to be a "Performance Share Award." Subject to the express provisions of the Option Plan and as discussed in this paragraph, the Committee has discretion to determine the terms of any Performance Share Award, including the amount of the award, or a formula for determining such, the performance criteria and level of achievement related to these criteria which determine the amount of the award granted, issued, retainable and/or vested, the period as to which performance shall be measured for determining achievement of performance (a "performance period"), the timing of delivery of any awards earned, forfeiture provisions, the effect of termination of employment for various reasons, and such further terms and conditions, in each case not inconsistent with the Option Plan, as may be determined from time to time by the Committee. The performance criteria upon which Performance Share Awards are granted, issued, retained and/or vested shall be a measure based on one or more Performance Goals (as defined below). Notwithstanding satisfaction of any Performance Goals, the number of shares granted, issued, retainable and/or vested under a Performance Share Award may be reduced or eliminated, but not increased, by the Committee on the basis of such further considerations as the Committee in its sole discretion shall determine.

         Subject to stockholder approval of the Option Plan, the Performance Goals for any Performance Share Award shall be based upon any one or more of the following performance criteria, either individually, alternatively or any combination, applied to either the Company as a whole or to a business unit or subsidiary, either individually, alternatively or in any combination, and measured either on an absolute basis or relative to a pre-established target, to previous years' results or to a designated comparison group, in each case as pre-established by the Committee under the terms of the Performance Share Award: net income, as adjusted for non-recurring items; cash earnings; earnings per share; cash earnings per share; return on average equity; return on average assets; asset quality; stock price; total stockholder return; capital; net interest income; market share; cost control or efficiency ratio; and asset growth.

         Stock options are generally non-transferable except by will or the laws of descent and distribution, and during an optionee's lifetime, shall be exercisable only by such optionee or his guardian or legal representative. Notwithstanding the foregoing, an optionee who holds vested non-qualified options may transfer such options to his or her spouse, lineal ascendants, lineal descendants, or to a duly established trust for the benefit of one or more of these individuals. Options so transferred may thereafter be transferred only to the optionee who originally received the grant or to an individual or trust to whom the optionee could have initially transferred the option. Options which are so transferred shall be exercisable by the transferee according to the same terms and conditions as applied to the optionee.

         Payment for shares purchased upon the exercise of options may be made
(1) in cash or by check, (2) by delivery of a properly executed exercise notice, together with irrevocable instructions to a broker to sell the shares and then to properly deliver to the Company the amount of sale proceeds to pay the exercise price, all in accordance with applicable laws and regulations or (3) if permitted by the Committee or the Board, by delivering shares of Common Stock (including shares acquired pursuant to the exercise of an option) with a fair market value equal to the total option price of the shares being acquired pursuant to the option, by withholding some of the shares of Common Stock which are being purchased upon exercise of an option, or any combination of the foregoing. With respect to subclause (3) in the preceding sentence, the shares of Common Stock delivered to pay the purchase price must have either been (a) purchased in open market transactions or (b) issued by the Company pursuant to a plan thereof, in each case more than six months prior to the exercise date of the option.

         If the fair market value of a share of Common Stock at the time of exercise is greater than the exercise price per share, this feature would enable the optionee to acquire a number of shares of Common Stock upon exercise of the Option which is greater than the number of shares delivered as payment for the exercise price. In addition, an optionee can exercise his or her option in whole or in part and then deliver the shares acquired upon such exercise (if permitted by the Committee or the Board) as payment for the exercise price of all or part of his options. Again, if the fair market value of a share of Common Stock at the time of exercise is greater than the exercise price per share, this feature would enable the optionee to either (1) reduce the amount of cash required to receive a fixed number of shares upon exercise of the option or (2) receive a greater number of shares upon exercise of the option for the same amount of cash that would have otherwise been used. Because options may be exercised in part from time to time, the ability to deliver Common Stock as payment of the exercise price could enable the optionee to turn a relatively small number of shares into a large number of shares. In addition, an optionee who is a non-employee director or an executive officer can elect, with the Committee's concurrence, to defer the recognition of ordinary income resulting from the exercise of any compensatory option not transferred under the terms of the Option Plan. Such deferral must comply with the provisions of the Option Plan and other requirements as may be established by the Board of Directors.

         STOCK APPRECIATION RIGHTS. Under the Option Plan, the Board of Directors or the Committee is authorized to grant rights to optionees ("stock appreciation rights") under which an optionee may surrender any exercisable incentive stock option or compensatory stock option or part thereof in return for payment by the Company to the optionee of cash or Common Stock, or a combination thereof, in an amount equal to the excess of the fair market value of the shares of Common Stock subject to the option over the option price of such shares. Stock appreciation rights may be granted concurrently with the stock options to which they relate or, with respect to compensatory options, at any time thereafter which is prior to the exercise or expiration of such options. The proceeds of the exercise of a stock appreciation right may also be deferred as provided by the provisions of the Option Plan.

         NUMBER OF SHARES COVERED BY THE OPTION PLAN. A total of 152,087 shares of Common Stock has been reserved for future issuance pursuant to the Option Plan. The number of reserved shares is equal to 10% of the Common Stock sold in connection with the conversion of First Bank from an Illinois chartered mutual savings bank to an Illinois chartered stock savings bank in April 2001 (the "Conversion"). In the event of a stock split, subdivision, stock dividend or any other capital adjustment, then (a) the number of shares of Common Stock under the Option Plan, (b) the number of shares to which any Award relates, and (c) the exercise price per share under any option or stock appreciation right shall each be adjusted to reflect such increase or decrease in the total number of shares of Common Stock outstanding or such capital adjustment.

         AMENDMENT AND TERMINATION OF THE OPTION PLAN. The Board of Directors may at any time terminate or amend the Option Plan with respect to any shares of Common Stock as to which Awards have not been granted, subject to any required stockholder approval or any stockholder approval which the Board may deem to be advisable. The Board of Directors may not, without the consent of the holder of an Award, alter or impair any Award previously granted or awarded under the Option Plan except as specifically authorized by the Option Plan.

         Unless sooner terminated, the Option Plan shall continue in effect for a period of ten years from February 7, 2002, the date the Option Plan was adopted by the Board of Directors. Termination of the Option Plan shall not affect any previously granted Awards.

FEDERAL INCOME TAX CONSEQUENCES

         Under current provisions of the Code, the federal income tax treatment of incentive stock options and compensatory stock options is different. With respect to incentive stock options, an optionee who meets certain holding period requirements will not recognize income at the time the option is granted or at the time the option is exercised, and a federal income tax deduction generally will not be available to the Company at any time as a result of such grant or exercise. With respect to compensatory stock options, the difference between the fair market value on the date of exercise and the option exercise price generally will be treated as compensation income upon exercise, and the Company will be entitled to a deduction in the amount of income so recognized by the optionee. Upon the exercise of a stock appreciation right, the holder will realize income for federal income tax purposes equal to the amount received by him, whether in cash, shares of stock or both, and the Company will be entitled to a deduction for federal income tax purposes in the same amount.

         The above description of tax consequences under federal law is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. Finally, the consequences under applicable state and local income tax laws may not be the same as under the federal income tax laws.

ACCOUNTING TREATMENT

         Stock appreciation rights will, in most cases, require a charge against the earnings of the Company each year representing appreciation in the value of such rights over periods in which they become exercisable. Such charge is based on the difference between the exercise price specified in the related option and the current market price of the Common Stock. In the event of a decline in the market price of the Common Stock subsequent to a charge against earnings related to the estimated costs of stock appreciation rights, a reversal of prior charges is made in the amount of such decline (but not to exceed aggregate prior charges).

         Neither the grant nor the exercise of an incentive stock option or a non-qualified stock option under the Option Plan currently requires any charge against earnings under generally accepted accounting principles. In October 1995, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 123, "Accounting for Stock-Based Compensation," which is effective for transactions entered into after December 15, 1995. This Statement establishes financial accounting and reporting standards for stock-based employee compensation plans. This Statement defines a fair value method of accounting for an employee stock option or similar equity instrument and encourages all entities to adopt that method of accounting for all of their employee stock compensation plans. However, it also allows an entity to continue to measure compensation cost for those plans using the intrinsic value method of accounting prescribed by APB Opinion No. 25, "Accounting for Stock Issued to Employees." Under the fair value method, compensation cost is measured at the grant date based on the value of the award and is recognized over the service period, which is usually the vesting period. Under the intrinsic value method, compensation cost is the excess, if any, of the quoted market price of the stock at the grant date or other measurement date over the amount an employee must pay to acquire the stock. The Company anticipates that it will use the intrinsic value method, in which event pro forma disclosure will be included in the footnotes to the Company's financial statements to show what net income and earnings per share would have been if the fair value method had been utilized. If the Company elects to utilize the fair value method, its net income and earnings per share may be adversely affected.

STOCKHOLDER APPROVAL

         No Awards will be granted under the Option Plan unless the Option Plan is approved by stockholders. Stockholder approval of the Option Plan will also satisfy the requirements of the Nasdaq Stock Market and the Code.

AWARDS TO BE GRANTED

         The Company has made no determination as of the date hereof as to the timing or recipients of grants of Awards under the Option Plan. The closing price for the Common Stock was $14.83 on March 14, 2002.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR ADOPTION OF THE 2002 STOCK OPTION PLAN.

       PROPOSAL TO ADOPT THE 2002 RECOGNITION AND RETENTION PLAN AND TRUST
                                    AGREEMENT

GENERAL

         The Board of Directors of the Company has adopted the Recognition Plan, the objective of which is to enable the Company to provide officers, key employees and directors with a proprietary interest in the Company and as an incentive to contribute to its success. Officers, key employees and directors of the Company and the Bank who are selected by the Board of Directors of the Company or members of a committee appointed by the Board will be eligible to receive benefits under the Recognition Plan. If stockholder approval is obtained, shares will be granted to officers, key employees and directors as determined by the Committee or the Board of Directors.

DESCRIPTION OF THE RECOGNITION PLAN

         The following description of the Recognition Plan is a summary of its terms and is qualified in its entirety by reference to the Recognition Plan, a copy of which is attached hereto as Appendix C.

         ADMINISTRATION. A committee of the Board of Directors of the Company will administer the Recognition Plan, which shall consist of two or more members of the Board, each of whom shall be a non-employee director of the Company. The members of the Committee will initially consist of Messrs. Dick, Eldredge, Hutchison and Schroeder who will also serve as trustees of the trust established pursuant to the Recognition Plan ("Trust"). The trustees will have the responsibility to invest all funds contributed by the Company to the Trust.

         Upon stockholder approval of the Recognition Plan, the Company will contribute sufficient funds to the Trust so that the Trust can purchase a number of shares of Common Stock equal to 4% of the Common Stock sold in the Conversion, or 60,835 shares. The number of shares subject to the Recognition Plan and any awards outstanding in the future will be adjusted in the event of a stock split, stock dividend or other change in the Common Stock. It is currently anticipated that these shares will be acquired through open market purchases to the extent available, although the Company reserves the right to issue previously unissued shares or treasury shares to the Recognition Plan. The issuance of new shares by the Company would be dilutive to the voting rights of existing stockholders and to the Company's book value per share and earnings per share.

         GRANTS. Shares of Common Stock granted pursuant to the Recognition Plan will be in the form of restricted stock payable at the rate specified by the Board or the Committee. A recipient will be entitled to all voting and other stockholder rights with respect to shares which have been earned and allocated under the Recognition Plan. In addition, recipients of shares of restricted stock that have been granted pursuant to the Recognition Plan that have not yet been earned and distributed are entitled to direct the trustees of the Trust as to the voting of such shares on the recipients' behalf. However, until such shares have been earned and allocated, they may not be sold, assigned, pledged or otherwise disposed of and are required to be held in the Trust. In addition, any cash dividends, stock dividends or returns of capital declared in respect of unvested share awards will be held by the Trust for the benefit of the recipients and such dividends, including any interest thereon, will be paid out proportionately by the Trust to the recipients thereof as soon as practicable after the share awards become earned.

         If a recipient terminates employment or service with the Company for any reason, the recipient will forfeit all rights to the allocated shares under restriction, except as set forth below. All shares subject to an award held by a recipient whose employment or service with the Company or any subsidiary terminates due to death, disability or retirement shall be deemed earned as of the recipient's last day of employment or service with the Company or any subsidiary and shall be distributed as soon as practicable thereafter. All shares subject to an award held by a recipient shall be deemed to be earned as of the effective date of a change in control of the Company, as defined in the Recognition Plan.

         PERFORMANCE SHARE AWARDS. The Recognition Plan provides the Committee with the ability to condition or restrict the vesting or exercisability of any Recognition Plan award upon the achievement of performance targets or goals as set forth under the Recognition Plan. Any Recognition Plan award subject to such conditions or restrictions is considered to be a "Performance Share Award." Subject to the express provisions of the Recognition Plan and as discussed in this paragraph, the Committee has discretion to determine the terms of any Performance Share Award, including the amount of the award, or a formula for determining such, the performance criteria and level of achievement related to these criteria which determine the amount of the award granted, issued, retainable and/or vested, the period as to which performance shall be measured for determining achievement of performance (a "performance period"), the timing of delivery of any awards earned, forfeiture provisions, the effect of termination of employment for various reasons, and such further terms and conditions, in each case not inconsistent with the Recognition Plan, as may be determined from time to time by the Committee. The performance criteria upon which Performance Share Awards are granted, issued, retained and/or vested shall be a measure based on one or more Performance Goals (as defined below). Notwithstanding satisfaction of any Performance Goals, the number of shares granted, issued, retainable and/or vested under a Performance Share Award may be reduced or eliminated, but not increased, by the Committee on the basis of such further considerations as the Committee in its sole discretion shall determine.

         Subject to stockholder approval of the Recognition Plan, the Performance Goals for any Performance Share Award shall be based upon any one or more of the following performance criteria, either individually, alternatively or any combination, applied to either the Company as a whole or to a business unit or subsidiary, either individually, alternatively or in any combination, and measured either on an absolute basis or relative to a pre-established target, to previous years' results or to a designated comparison group, in each case as pre-established by the Committee under the terms of the Performance Share Award: net income, as adjusted for non-recurring items; cash earnings; earnings per share; cash earnings per share; return on average equity; return on average assets; asset quality; stock price; total stockholder return; capital; net interest income; market share; cost control or efficiency ratio; and asset growth.

         AMENDMENT AND TERMINATION OF THE RECOGNITION PLAN. The Board of Directors may at any time terminate or amend the Recognition Plan, subject to any required stockholder approval or any stockholder approval which the Board may deem to be advisable. The Board of Directors may not, without the consent of the holder of an award, alter or impair any award previously granted under the Recognition Plan except as specifically authorized by the Recognition Plan.

         Any termination of the Recognition Plan would not affect awards previously granted, and such awards would remain valid and in effect until they
(a) have been fully earned, (b) are surrendered, or (c) expire or are forfeited in accordance with their terms.

FEDERAL INCOME TAX CONSEQUENCES

         Pursuant to Section 83 of the Code, recipients of Recognition Plan awards will recognize ordinary income in an amount equal to the fair market value of the shares of Common Stock granted to them at the time that the shares vest and become transferable. A recipient of a Recognition Plan award who is a non-employee director or an executive officer may elect, with the Committee's concurrence, to defer the receipt of shares subject to restricted stock awards. Such deferral must comply with the provisions of the Recognition Plan and other requirements as may be established by the Board of Directors. A recipient may also elect, however, to accelerate the recognition of income with respect to his or her grant to the time when shares of Common Stock are first transferred to him or her, notwithstanding the vesting schedule of such awards. The Company will be entitled to deduct as a compensation expense for tax purposes the same amounts recognized as income by recipients of Recognition Plan awards in the year in which such amounts are included in income.

         The above description of tax consequences under federal law is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. Finally, the consequences under applicable state and local income tax laws may not be the same as under the federal income tax laws.

ACCOUNTING TREATMENT

         For a discussion of SFAS No. 123, see "Proposal to Adopt the 2002 Stock Option Plan -- Accounting Treatment." Under the intrinsic value method, the Company will also recognize a compensation expense as shares of Common Stock granted pursuant to the Recognition Plan vest. The amount of compensation expense recognized for accounting purposes is based upon the fair market value of the Common Stock at the date of grant to recipients, rather than the fair market value at the time of vesting for tax purposes. The vesting of plan share awards will have the effect of increasing the Company's compensation expense.

STOCKHOLDER APPROVAL

         No restricted shares granted under the Recognition Plan will be effective unless the Recognition Plan is approved by stockholders. Stockholder approval of the Recognition Plan will also satisfy the requirements of the Nasdaq Stock Market.

SHARES TO BE GRANTED

         On February 7, 2002, the Committee approved the grant of restricted stock to directors and executive officers that will vest over a five-year period. The following table sets forth certain information with respect to such grants. The closing price for the Common Stock was $14.83 on March 14, 2002.

                                NEW PLAN BENEFITS
                       2002 RECOGNITION AND RETENTION PLAN
                               AND TRUST AGREEMENT


         Name of Individual or
      Number of Persons in Group                                  Title                    Restricted Shares
      --------------------------                                  -----                    -----------------
Terry J. Howard                                   President and Chief Executive Officer         12,000
Larry E. Daily                                    Vice President-Commercial Lending                500
All executive officers of the Company and                         --                            16,000
the Bank as a group (7 persons)
All non-employee directors as a group                             --                            18,246
(7 persons)
All employees, not including executive                            --                               --
officers, as a group (71)


         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR ADOPTION OF THE 2002 RECOGNITION AND RETENTION PLAN AND TRUST AGREEMENT.


           RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

GENERAL

         The Board of Directors of the Company has appointed BKD, LLP, as independent auditors for the Company for the year ending December 31, 2002, and further directed that the selection of auditors be submitted for ratification by the stockholders at the Annual Meeting.

         The Company has been advised by BKD that neither the firm nor any of its associates has any relationship with the Company or its subsidiaries other than the usual relationship that exists between independent public accountants and clients. BKD will have representatives at the Annual Meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

AUDIT FEES

         The aggregate amount of the fees billed by BKD for its audit of the Company's annual financial statements for 2001 and its reviews of the Company's unaudited interim financial statements included in reports filed by the Company under the Exchange Act during the year was $61,118.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION

         BKD did not provide any services to the Company for financial information systems design and implementation during 2001.

ALL OTHER FEES

         The aggregate amount of the fees billed by BKD for all other services rendered by it to the Company during 2001 was $25,360. These services consisted primarily of tax and other professional services

         The Board of Directors and its Audit Committee considered the compatibility of the non-audit services provided to the Company by BKD in 2001 on the independence of BKD from the Company in evaluating whether to appoint BKD to perform the audit of the Company's financial statements for the year ending December 31, 2002.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF BKD, LLP, AS INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 2002.

                                  OTHER MATTERS

         Management is not aware of any business to come before the Annual Meeting other than those matters described in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

         The cost of solicitation of proxies will be borne by the Company. The Company has retained Illinois Stock Transfer Company to assist in the solicitation of proxies. The fee arrangement with such firm is reimbursement for out-of-pocket expenses. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Common Stock. In addition to solicitations by mail, directors, officers and employees of the Company may solicit proxies personally or by telephone without additional compensation.

                              STOCKHOLDER PROPOSALS

         Any proposal which a stockholder wishes to have included in the proxy solicitation materials to be used in connection with the next Annual Meeting of Stockholders of the Company, must be received at the principal executive offices of the Company, 206 South Central Avenue, P.O. Box 880, Paris, Illinois 61944,
Attention: Secretary, no later than November 22, 2002. If such proposal is in compliance with all of the requirements of Rule 14a-8 promulgated under the Exchange Act, it will be included in the Company's Proxy Statement and set forth on the form of proxy issued for the next annual meeting of stockholders. It is urged that any such proposals be sent by certified mail, return receipt requested.

         Stockholder proposals which are not submitted for inclusion in the Company's proxy materials pursuant to Rule 14a-8 under the Exchange Act may be brought before an annual meeting pursuant to Section 2.14 of the Company's Bylaws, which provides that to be properly brought before an annual meeting, business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, or (b) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely, a stockholder's notice must be delivered to, or mailed and received at, the principal executive offices of the Company not later than 120 days prior to the anniversary date of the mailing of proxy materials by the Company in connection with the immediately preceding annual meeting of stockholders of the Company, or not later than November 22, 2002 in connection with the next annual meeting of stockholders of the Company. A stockholder's notice must set forth, as to each matter the stockholder proposes to bring before an annual meeting, (a) a brief description of the business desired to be brought before the annual meeting and (b) certain other information set forth in the Bylaws. No stockholder proposals have been received by the Company in connection with the Annual Meeting.

                     ANNUAL REPORTS AND FINANCIAL STATEMENTS

         A copy of the Company's Annual Report to Stockholders for the year ended December 31, 2001 accompanies this proxy statement.

         UPON RECEIPT OF A WRITTEN REQUEST, THE COMPANY WILL FURNISH TO ANY STOCKHOLDER WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB (EXCLUDING EXHIBITS) FILED WITH THE SEC UNDER THE EXCHANGE ACT FOR THE YEAR ENDED DECEMBER 31, 2001. UPON WRITTEN REQUEST, THE COMPANY WILL FURNISH TO ANY SUCH STOCKHOLDER A COPY OF THE EXHIBITS TO THE ANNUAL REPORT ON FORM 10-KSB FOR A CHARGE OF $0.25 PER PAGE. SUCH WRITTEN REQUESTS SHOULD BE DIRECTED TO FIRST BANCTRUST CORPORATION, 206 SOUTH CENTRAL AVENUE, P.O. BOX 880, PARIS, ILLINOIS 61944,
ATTENTION: SECRETARY. THE ANNUAL REPORT ON FORM 10-KSB IS NOT A PART OF THIS PROXY STATEMENT.

                                                                      APPENDIX A


                           FIRST BANCTRUST CORPORATION
                             AUDIT COMMITTEE CHARTER



         The Board of Directors of First BancTrust Corporation (the "Company") has constituted and established an Audit Committee (the "Committee") with authority, responsibility, and specific duties as described in this Audit Committee Charter.

A.  COMPOSITION

         The Committee shall consist of three or more directors, each of whom is independent of management and free from any relationship that, in the opinion of the Board of Directors, as evidenced by its annual selection of such Committee members, would interfere with the exercise of independent judgment as a Committee member. Each Committee member must also be able to read and understand fundamental financial statements (including the company's balance sheet, income statement and cash flow statement), or become able to do so within a reasonable time after being appointed to the Committee. Furthermore, at least one Committee member must have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience resulting in financial sophistication (including having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities). These requirements are intended to satisfy the Nasdaq listing requirements relating to the composition of audit committees, and shall be construed accordingly.

B.  MISSION STATEMENT AND PRINCIPAL FUNCTIONS

         The Committee shall have access to all records of the Company, shall perform the following functions, and shall have and may exercise such powers as are appropriate to its purpose. The Committee shall:

                  (1) Understand the accounting policies used by the Company for financial reporting and tax purposes and approve their application; it shall also consider any significant changes in accounting policies that are proposed by management or required by regulatory or professional authorities.

                  (2) Review the Company's audited financial statements and related footnotes and the "Management's Discussion and Analysis" portion of the annual report on Form 10-KSB prior to the filing of such report, and recommend to the Board of Directors whether such financial statements shall be included in the Company's annual report on Form 10-KSB, based upon the Committee's review and discussions with the outside auditors.

                  (3) Ensure that the outside auditors review the Company's interim financial statements before the Company files its quarterly report on Form 10-QSB with the SEC.

                  (4) Study the format and timeliness of financial reports presented to the public or used internally and, when indicated, recommend changes for appropriate consideration by management.

                  (5) Meet with the Company's legal counsel to review legal matters that may have a significant impact on the Company or its financial reports.

                  (6) Insure that management has been diligent and prudent in establishing accounting provisions for probable losses or doubtful values and in making appropriate disclosures of significant financial conditions or events.

                  (7) Review press releases submitted by management in connection with the release of quarterly, annual, or special financial statements and recommend to the Chairman of the Board any changes that appear necessary to conform releases with appropriate professional practice.

                  (8) Review and reassess the adequacy of this Charter annually.

Independent Accountants

                  (9) Affirm an understanding with the outside auditors that they are ultimately accountable to the Board of Directors and to the Committee and that the Board of Directors and the Committee have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditors (or to nominate the outside auditors to be proposed for shareholder approval in any proxy statement).

                  (10) Ensure that the outside auditors submit to the Committee written disclosures and the letter from the auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and discuss with the auditors the auditors' independence.

                  (11) Maintain an active dialogue with the outside auditors regarding any disclosed relationships or services that could affect the objectivity and independence of the outside auditors, and be responsible for taking, or recommending that the Board of Directors take, appropriate action to oversee the outside auditors' independence.

                  (12) Discuss with the outside auditors the matters required to be discussed by Statement on Standards ("SAS") No. 61 (Communication with Audit Committees) and SAS No. 90 (Audit Committee Communications).

                  (13) Review management's recommendation on the outside auditors to be selected each year and make a final proposal to the Board of Directors in respect to such appointment.

                  (14) With the Chief Financial Officer, review the general scope of the annual outside audit, approve the extent and nature of such activity, and agree upon the general level of the related fees.

                  (15) Consider any significant non-audit assignments given to the outside auditors and judge their impact upon the general independence of the outside auditors as they perform the annual audit.

                  (16) Maintain independent contact with the senior personnel of the outside auditors and communicate freely and openly with them regarding financial developments.

Internal Audit Department

                  (17) Cause to be maintained an appropriate internal audit program covering the Company and all its subsidiaries by internal auditors who report to the Committee and the Board of Directors.

                  (18) Review and approve the audit plan and budget of the Internal Audit Department which shall report at least annually to the Committee regarding the staffing plans, financial budget and audit schedules and the adequacy thereof.

                  (19) Act upon management's recommendation in regard to the selection of and/or the dismissal of the Director of Internal Audit.

                  (20) Review the scope and coordination efforts of the joint internal/external audit program with both internal and external auditors.

                  (21) Review reports of any embezzlement and other reportable incidents related to the Company's financial statement or financial reporting and supervise and direct any special projects or investigations considered necessary by the Committee.

                  (22) Review reports of the internal auditors and reports of financial examinations made by regulatory agencies and management's response to them, evaluate the reports in regard to control and/or compliance implications and determine whether appropriate corrective action has been implemented.

Regulatory Compliance

                  (23) Cause to be maintained an appropriate regulatory compliance program covering the Company and its subsidiaries to aid compliance with the laws and regulations applicable to financial institutions.

                  (24) Review reports of the compliance officer covering the scope and adequacy of the compliance program, the degree of compliance and cooperation, and the implementation of corrective actions (if necessary or appropriate.)

                  (25) Receive reports on First Bank & Trust, S. B.'s (the "Bank") compliance with Section 112 of the Federal Deposit Insurance Corporation Improvement Act and review the basis for the reports issued under the rule with management, the Internal Audit Department and the Bank's independent public accountant.

Internal Controls and Procedures

                  (26) Review periodically the scope and implications of the Company's internal financial controls and procedures and consider their adequacy.

                  (27) Maintain direct access to the senior Bank staff. If useful, require that studies be initiated on subjects of special interest to the Committee.

                  (28) Review the comments on internal control submitted by the outside and internal auditors and insure that appropriate suggestions for improvement are promptly considered for inclusion into the Company's internal financial procedures.

Special Duties

                  (29) If requested by the Chairman of the Board, make special studies of matters related to the financial operations of the Company or to allegations of managerial misconduct by its executives.

C.  MEETINGS

         Meetings of the Committee will be held annually after completion of the financial audit and prior to the filing of the annual report on Form 10-KSB.

         Meetings shall also be held at such other times as shall be required by the Chairman of the Board or the Committee. Meetings may be called by the Chairman of the Committee and/or management of the Company. All meetings of the Committee shall be held pursuant to the Bylaws of the Company with regard to notice and waiver thereof. Written minutes pertaining to each meeting shall be filed with the Secretary and an oral report shall be presented by the Committee at each Board meeting.

         At the invitation of the Chairman of the Committee, the meetings shall be attended by the Chief Executive Officer, the Chief Financial Officer, the representatives of the independent accounting firm, and such other persons whose attendance is appropriate to the matters under consideration.



                                                         Adopted by Committee
                                                         as of March 8, 2001

                                                         Approved by Board
                                                         as of March 8, 2001

                                                                      APPENDIX B



                           FIRST BANCTRUST CORPORATION
                             2002 STOCK OPTION PLAN


                                    ARTICLE I
                            ESTABLISHMENT OF THE PLAN

         First BancTrust Corporation (the "Corporation") hereby establishes this 2002 Stock Option Plan (the "Plan") upon the terms and conditions hereinafter stated.


                                   ARTICLE II
                               PURPOSE OF THE PLAN

         The purpose of this Plan is to improve the growth and profitability of the Corporation and its Subsidiary Companies by providing Employees and Non-Employee Directors with a proprietary interest in the Corporation as an incentive to contribute to the success of the Corporation and its Subsidiary Companies, and rewarding Employees and Non-Employee Directors for outstanding performance. All Incentive Stock Options issued under this Plan are intended to comply with the requirements of Section 422 of the Code, and the regulations thereunder, and all provisions hereunder shall be read, interpreted and applied with that purpose in mind. Each recipient of an Award hereunder is advised to consult with his or her personal tax advisor with respect to the tax consequences under federal, state, local and other tax laws of the receipt and/or exercise of an Award hereunder.


                                   ARTICLE III
                                   DEFINITIONS

         3.01 "Award" means an Option or Stock Appreciation Right granted pursuant to the terms of this Plan, and includes Performance Share Awards.

         3.02 "Bank" means First Bank and Trust, S.B., a wholly owned subsidiary of the Corporation.

         3.03 "Board" means the Board of Directors of the Corporation.

         3.04 "Change in Control of the Corporation" shall mean a change in control of a nature that would be required to be reported in response to Item 1(a) of Form 8-K or Item 6(e) of Schedule 14A of Regulation 14A pursuant to the Securities Exchange Act of 1934, as amended ("Exchange Act"), or any successor thereto, whether or not any class of securities of the Corporation is registered under the Exchange Act; provided that, without limitation, such a change in control shall be deemed to have occurred if (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 20% or more of the combined voting power of the Corporation's then outstanding securities; or (ii) during any period of three consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Corporation cease for any reason to constitute at least a majority thereof unless the election, or the nomination for election by stockholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period.

         3.05 "Code" means the Internal Revenue Code of 1986, as amended.

         3.06 "Committee" means a committee of two or more directors appointed by the Board pursuant to Article IV hereof, each of whom shall be a Non-Employee Director as defined in Rule 16b-3(b)(3)(i) of the Exchange Act or any successor thereto and within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder.

         3.07 "Common Stock" means shares of common stock, par value $.01 per share, of the Corporation.

         3.08 "Disability" means any physical or mental impairment which qualifies an individual for disability benefits under the applicable long-term disability plan maintained by the Corporation or a Subsidiary Company, or, if no such plan applies, which would qualify such individual for disability benefits under the Federal Social Security System.

         3.09 "Effective Date" means the date this Plan is approved by the stockholders of the Corporation, which shall not be earlier than the one-year anniversary of the consummation of the Bank's conversion from mutual to stock form.

         3.10 "Employee" means any person who is employed by the Corporation, the Bank or any Subsidiary Company, or is an Officer of the Corporation, the Bank or any Subsidiary Company, but not including directors who are not also Officers of or otherwise employed by the Corporation, the Bank or any Subsidiary Company.

         3.11 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         3.12 "Fair Market Value" shall be equal to the fair market value per share of the Corporation's Common Stock on the date an Award is granted. For purposes hereof, the Fair Market Value of a share of Common Stock shall be the closing sale price of a share of Common Stock on the date in question (or, if such day is not a trading day in the U.S. markets, on the nearest preceding trading day), as reported with respect to the principal market (or the composite of the markets, if more than one) or national quotation system in which such shares are then traded, or if no such closing prices are reported, the mean between the high bid and low asked prices that day on the principal market or national quotation system then in use, or if no such quotations are available, the price furnished by a professional securities dealer making a market in such shares selected by the Committee.

         3.13 "Incentive Stock Option" means any Option granted under this Plan which the Board intends (at the time it is granted) to be an incentive stock option within the meaning of Section 422 of the Code or any successor thereto.

         3.14 "Non-Employee Director" means a member of the Board of the Corporation or Board of Directors of the Bank or any successor thereto, including an advisory director or a director emeritus of the Boards of the Corporation and/or the Bank, who is not an Officer or Employee of the Corporation or any Subsidiary Company.

         3.15 "Non-Qualified Option" means any Option granted under this Plan which is not an Incentive Stock Option.

         3.16 "Offering" means the subscription and community offering of Common Stock to the public in connection with the conversion of the Bank from the mutual structure to the stock holding company structure.

         3.17 "Officer" means an Employee whose position in the Corporation or a Subsidiary Company is that of a corporate officer, as determined by the Board.

         3.18 "Option" means a right granted under this Plan to purchase Common Stock.

         3.19 "Optionee" means an Employee or Non-Employee Director or former Employee or Non-Employee Director to whom an Option is granted under the Plan.

         3.20 "Performance Share Award" means a Plan Share Award granted pursuant to Section 8.11 of the Plan.

         3.21 "Performance Goal" means an objective for the Corporation or any Subsidiary Company or any unit thereof or any Employee with respect to any of the foregoing that may be established by the Committee for a Performance Share Award to become vested, earned or exercisable. The performance Goals shall be based on one or more of the following criteria:

                  (i)      net income, as adjusted for non-recurring items;
                  (ii)     cash earnings;
                  (iii)    earnings per share;
                  (iv)     cash earnings per share;
                  (v)      return on average equity;
                  (vi)     return on average assets;
                  (vii)    asset quality;
                  (viii)   stock price;
                  (ix)     total stockholder return;
                  (x)      capital;
                  (xi)     net interest income;
                  (xii)    market share;
                  (xiii)   cost control or efficiency ratio; and
                  (xiv)    asset growth.

         3.22 "Retirement" means a termination of employment which constitutes a "retirement" under any applicable qualified pension benefit plan maintained by the Corporation or a Subsidiary Corporation, or, if no such plan is applicable, which would constitute "retirement" under the Corporation's pension benefit plan, if such individual were a participant in that plan. With respect to Non-Employee Directors, retirement means retirement from service on the Board of Directors of the Corporation or the Bank or any successor thereto (including service as a director emeritus) after attaining the lesser of: (i) age 70 or
(ii) age 65 and 10 years of service with the Corporation or its Subsidiary Companies.

         3.23 "Stock Appreciation Right" means a right to surrender an Option in consideration for a payment by the Corporation in cash and/or Common Stock, as provided in the discretion of the Board or the Committee in accordance with
Section 8.10.

         3.24 "Subsidiary Companies" means those subsidiaries of the Corporation, including the Bank, which meet the definition of "subsidiary corporations" set forth in Section 424(f) of the Code, at the time of granting of the Option in question.

                                   ARTICLE IV
                           ADMINISTRATION OF THE PLAN

         4.01 DUTIES OF THE COMMITTEE. The Plan shall be administered and interpreted by the Committee, as appointed from time to time by the Board pursuant to Section 4.02. The Committee shall have the authority to adopt, amend and rescind such rules, regulations and procedures as, in its opinion, may be advisable in the administration of the Plan, including, without limitation, rules, regulations and procedures which (i) deal with satisfaction of an Optionee's tax withholding obligation pursuant to Section 12.01 hereof, (ii) include arrangements to facilitate the Optionee's ability to borrow funds for payment of the exercise or purchase price of an Award, if applicable, from securities brokers and dealers, (iii) establish the method and arrangements by which an optionee may defer the recognition of income upon the exercise of a Non-Qualified Option or Stock Appreciation Right pursuant to Article XIII hereof, and (iv) include arrangements which provide for the payment of some or all of such exercise or purchase price by delivery of previously- owned shares of Common Stock or other property and/or by withholding some of the shares of Common Stock which are being acquired. The interpretation and construction by the Committee of any provisions of the Plan, any rule, regulation or procedure adopted by it pursuant thereto or of any Award shall be final and binding in the absence of action by the Board.

         4.02 APPOINTMENT AND OPERATION OF THE COMMITTEE. The members of the Committee shall be appointed by, and will serve at the pleasure of, the Board. The Board from time to time may remove members from, or add members to, the Committee, provided the Committee shall continue to consist of two or more members of the Board, each of whom shall be a Non-Employee Director, as defined in Rule 16b-3(b)(3)(i) of the Exchange Act or any successor thereto. In addition, each member of the Committee shall be an "outside director" within the meaning of Section 162(m) of the Code and regulations thereunder at such times as is required under such regulations. The Committee shall act by vote or written consent of a majority of its members. Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules, regulations and procedures as it deems appropriate for the conduct of its affairs. It may appoint one of its members to be chairman and any person, whether or not a member, to be its secretary or agent. The Committee shall report its actions and decisions to the Board at appropriate times but in no event less than one time per calendar year.

         4.03 REVOCATION FOR MISCONDUCT. The Board or the Committee may by resolution immediately revoke, rescind and terminate any Option, or portion thereof, to the extent not yet vested, or any Stock Appreciation Right, to the extent not yet exercised, previously granted or awarded under this Plan to an Employee who is discharged from the employ of the Corporation or a Subsidiary Company for cause, which, for purposes hereof, shall mean termination because of the Employee's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order. Options granted to a Non-Employee Director who is removed for cause pursuant to the Corporation's Articles of Incorporation and Bylaws or the Bank's Charter and Bylaws shall terminate as of the effective date of such removal.

         4.04 LIMITATION ON LIABILITY. Neither the members of the Board nor any member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan, any rule, regulation or procedure adopted pursuant thereto or any Awards granted hereunder. If a member of the Board or the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Corporation shall, subject to the requirements of applicable laws and regulations, indemnify such member against all liabilities and expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Corporation and its Subsidiary Companies and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

         4.05 COMPLIANCE WITH LAW AND REGULATIONS. All Awards granted hereunder shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. The Corporation shall not be required to issue or deliver any certificates for shares of Common Stock prior to the completion of any registration or qualification of or obtaining of consents or approvals with respect to such shares under any federal or state law or any rule or regulation of any government body, which the Corporation shall, in its sole discretion, determine to be necessary or advisable. Moreover, no Option or Stock Appreciation Right may be exercised if such exercise would be contrary to applicable laws and regulations.

         4.06 RESTRICTIONS ON TRANSFER. The Corporation may place a legend upon any certificate representing shares acquired pursuant to an Award granted hereunder noting that the transfer of such shares may be restricted by applicable laws and regulations.

                                    ARTICLE V
                                   ELIGIBILITY

         Awards and Performance Share Awards may be granted to such Employees and Non-Employee Directors of the Corporation and its Subsidiary Companies as may be designated from time to time by the Board or the Committee. Awards and Performance Share Awards may not be granted to individuals who are not Employees or Non-Employee Directors of either the Corporation or its Subsidiary Companies. Non-Employee Directors shall be eligible to receive only Awards and Performance Share Awards of Non-Qualified Options pursuant to this Plan.


                                   ARTICLE VI
                        COMMON STOCK COVERED BY THE PLAN

         6.01 OPTION SHARES. The aggregate number of shares of Common Stock which may be issued pursuant to this Plan, subject to adjustment as provided in
Article IX, shall be 152,087, which is equal to 10% of the shares of Common Stock issued in the Offering. None of such shares shall be the subject of more than one Award at any time (provided that Stock Appreciation Rights and the related Options shall be deemed to be a single Award), but if an Option as to any shares is surrendered before exercise, or expires or terminates for any reason without having been exercised in full, or for any other reason ceases to be exercisable, the number of shares covered thereby shall again become available for grant under the Plan as if no Awards had been previously granted with respect to such shares. Notwithstanding the foregoing, if an Option is surrendered in connection with the exercise of a Stock Appreciation Right, the number of shares covered thereby shall not be available for grant under the Plan.

         6.02 SOURCE OF SHARES. The shares of Common Stock issued under the Plan may be authorized but unissued shares, treasury shares or shares purchased by the Corporation on the open market or from private sources for use under the Plan.


                                   ARTICLE VII
                                DETERMINATION OF
                         AWARDS, NUMBER OF SHARES, ETC.

         The Board or the Committee shall, in its discretion, determine from time to time which Employees and Non-Employee Directors will be granted Awards under the Plan, the number of shares of Common Stock subject to each Award, whether each Option will be an Incentive Stock Option or a Non-Qualified Stock Option (in the case of Employees) and the exercise price of an Option. In making all such determinations there shall be taken into account the duties, responsibilities and performance of each respective Employee and Non-Employee Director, his present and potential contributions to the growth and success of the Corporation, his salary and such other factors deemed relevant to accomplishing the purposes of the Plan.

                                  ARTICLE VIII
                      OPTIONS AND STOCK APPRECIATION RIGHTS

         Each Option granted hereunder shall be on the following terms and conditions:

         8.01 STOCK OPTION AGREEMENT. The proper Officers on behalf of the Corporation and each Optionee shall execute a Stock Option Agreement which shall set forth the total number of shares of Common Stock to which it pertains, the exercise price, whether it is a Non-Qualified Option or an Incentive Stock Option, and such other terms, conditions, restrictions and privileges as the Board or the Committee in each instance shall deem appropriate, provided they are not inconsistent with the terms, conditions and provisions of this Plan. Each Optionee shall receive a copy of his executed Stock Option Agreement.

         8.02 OPTION EXERCISE PRICE.

         (a) INCENTIVE STOCK OPTIONS. The per share price at which the subject Common Stock may be purchased upon exercise of an Incentive Stock Option shall be no less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock at the time such Incentive Stock Option is granted, except as provided in Section 8.09(b), and subject to any applicable adjustment pursuant to Article IX hereof.

         (b) NON-QUALIFIED OPTIONS. The per share price at which the subject Common Stock may be purchased upon exercise of a Non-Qualified Option shall be established by the Committee at the time of grant, but in no event shall be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock at the time such Non-Qualified Option is granted, subject to any applicable adjustment pursuant to Article IX hereof.

         8.03  VESTING AND EXERCISE OF OPTIONS.

         (a) GENERAL RULES. Incentive Stock Options and Non-Qualified Options granted hereunder shall become vested and exercisable at the rate, to the extent and subject to such limitations as may be specified by the Board or the Committee. Notwithstanding the foregoing, except as provided in Section 8.03(b) hereof, no Option granted to an Employee or a Non-Employee Director shall continue to vest on or after the date the Optionee's service with the Corporation and all Subsidiary Companies (or any successor companies), including as a Non-Employee Director, is terminated. In determining the number of shares of Common Stock with respect to which Options are vested and/or exercisable, fractional shares shall be rounded up to the nearest whole number if the fraction is 0.5 or higher, and down if it is less.

         (b) ACCELERATED VESTING. Unless the Board or the Committee shall specifically state otherwise at the time an Option is granted, all Options granted under this Plan shall become vested and exercisable in full on the date an Optionee terminates his employment with the Corporation or a Subsidiary Company or service as a Non-Employee Director because of his death, Disability or Retirement. In addition, all outstanding Options shall become immediately vested and exercisable in full in the event that there is a Change in Control of the Corporation.

         8.04  DURATION OF OPTIONS.

         (a) GENERAL RULE. Except as provided in Sections 8.04(b) and 8.09, each Option or portion thereof granted to an Employee shall be exercisable at any time on or after it vests and remain exercisable until the earlier of (i) ten
(10) years after its date of grant or (ii) eighteen (18) months after the date on which the Employee ceases to be employed by the Corporation and all Subsidiary Companies, unless the Board or the Committee in its discretion decides at the time of grant or thereafter to extend such period of exercise upon termination of employment to a period not exceeding five (5) years.

         Except as provided in Section 8.04(b), each Option or portion thereof granted to a Non-Employee Director shall be exercisable at any time on or after it vests and remain exercisable until the earlier of (i) ten (10) years after its date of grant or (ii) eighteen (18) months after the date on which the Non-Employee Director ceases to serve as a director of the Corporation and all Subsidiary Companies, unless the Board or the Committee in its discretion decides at the time of grant or thereafter to extend such period of exercise upon termination of service to a period not exceeding five (5) years.

         (b) EXCEPTIONS. Unless the Board or the Committee shall specifically state otherwise at the time an Option is granted, if an Employee or Non-Employee Director terminates his employment or service with the Corporation or a Subsidiary Company following a Change in Control of the Corporation without having fully exercised his Options, the Optionee shall have the right to exercise such Options during the remainder of the original ten (10) year term (or five-year term if Section 8.09(b) hereof is applicable) of the Option from the date of grant.

         If an Optionee dies while in the employ or service of the Corporation or a Subsidiary Company or terminates employment or service with the Corporation or a Subsidiary Company as a result of Disability or Retirement and dies without having fully exercised his Options, the executors, administrators, legatees or distributees of his estate shall have the right, during the one (1) year period following his death, to exercise such Options.

         In no event, however, shall any Option be exercisable more than ten
(10) years from the date it was granted.

         8.05 NONASSIGNABILITY. Options shall not be transferable by an Optionee except by will or the laws of descent or distribution, and during an Optionee's lifetime shall be exercisable only by such Optionee or the Optionee's guardian or legal representative. Notwithstanding the foregoing, or any other provision of this Plan, an Optionee who holds vested Non-Qualified Options may transfer such Options to his or her spouse, lineal ascendants, lineal descendants, or to a duly established trust for the benefit of one or more of these individuals. Options so transferred may thereafter be transferred only to the Optionee who originally received the grant or to an individual or trust to whom the Optionee could have initially transferred the Option pursuant to this Section 8.05. Options which are transferred pursuant to this Section 8.05 shall be exercisable by the transferee according to the same terms and conditions as applied to the Optionee.

         8.06 MANNER OF EXERCISE. Options may be exercised in part or in whole and at one time or from time to time. The procedures for exercise shall be set forth in the written Stock Option Agreement provided for in Section 8.01 above.

         8.07 PAYMENT FOR SHARES. Payment in full of the purchase price for shares of Common Stock purchased pursuant to the exercise of such Option shall be made to the Corporation upon exercise of such Option. All shares sold under the Plan shall be fully paid and nonassessable. Payment for shares may be made by the Optionee (i) in cash or by check, (ii) by delivery of a properly executed exercise notice, together with irrevocable instructions to a broker to sell the shares and then to properly deliver to the Corporation the amount of sale proceeds to pay the exercise price, all in accordance with applicable laws and regulations, (iii) at the discretion of the Board or the Committee, by delivering shares of Common Stock (including shares acquired pursuant to the exercise of an Option) equal in Fair Market Value to the purchase price of the shares to be acquired pursuant to the Option, (iv) at the discretion of the Board or the Committee, by withholding some of the shares of Common Stock which are being purchased upon exercise of an Option, or (v) any combination of the foregoing. With respect to subclause (iii) hereof, the shares of Common Stock delivered to pay the purchase price must have either been (x) purchased in open market transactions or (y) issued by the Corporation pursuant to a plan thereof, in each case more than six months prior to the exercise date of the Option.

         8.08 VOTING AND DIVIDEND RIGHTS. No Optionee shall have any voting or dividend rights or other rights of a stockholder in respect of any shares of Common Stock covered by an Option prior to the time that his name is recorded on the Corporation's stockholder ledger as the holder of record of such shares acquired pursuant to an exercise of an Option.

         8.09 ADDITIONAL TERMS APPLICABLE TO INCENTIVE STOCK OPTIONS. All Options issued under the Plan as Incentive Stock Options will be subject, in addition to the terms detailed in Sections 8.01 to 8.08 above, to those contained in this Section 8.09.

         (a) Notwithstanding any contrary provisions contained elsewhere in this Plan and as long as required by Section 422 of the Code, the aggregate Fair Market Value, determined as of the time an Incentive Stock Option is granted, of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year under this Plan, and stock options that satisfy the requirements of Section 422 of the Code under any other stock option plan or plans maintained by the Corporation (or any parent or Subsidiary Company), shall not exceed $100,000.

         (b) LIMITATION ON TEN PERCENT STOCKHOLDERS. The price at which shares of Common Stock may be purchased upon exercise of an Incentive Stock Option granted to an individual who, at the time such Incentive Stock

Option is granted, owns, directly or indirectly, more than ten percent (10%) of the total combined voting power of all classes of stock issued to stockholders of the Corporation or any Subsidiary Company, shall be no less than one hundred and ten percent (110%) of the Fair Market Value of a share of the Common Stock of the Corporation at the time of grant, and such Incentive Stock Option shall by its terms not be exercisable after the earlier of the date determined under
Section 8.03 or the expiration of five (5) years from the date such Incentive Stock Option is granted.

         (c) NOTICE OF DISPOSITION; WITHHOLDING; ESCROW. An Optionee shall immediately notify the Corporation in writing of any sale, transfer, assignment or other disposition (or action constituting a disqualifying disposition within the meaning of Section 421 of the Code) of any shares of Common Stock acquired through exercise of an Incentive Stock Option, within two (2) years after the grant of such Incentive Stock Option or within one (1) year after the acquisition of such shares, setting forth the date and manner of disposition, the number of shares disposed of and the price at which such shares were disposed of. The Corporation shall be entitled to withhold from any compensation or other payments then or thereafter due to the Optionee such amounts as may be necessary to satisfy any withholding requirements of federal or state law or regulation and, further, to collect from the Optionee any additional amounts which may be required for such purpose. The Committee or the Board may, in its discretion, require shares of Common Stock acquired by an Optionee upon exercise of an Incentive Stock Option to be held in an escrow arrangement for the purpose of enabling compliance with the provisions of this Section 8.09(c).

         8.10 STOCK APPRECIATION RIGHTS.

         (a) GENERAL TERMS AND CONDITIONS. The Board or the Committee may, but shall not be obligated to, authorize the Corporation, on such terms and conditions as it deems appropriate in each case, to grant rights to Optionees to surrender an exercisable Option, or any portion thereof, in consideration for the payment by the Corporation of an amount equal to the excess of the Fair Market Value of the shares of Common Stock subject to the Option, or portion thereof, surrendered over the exercise price of the Option with respect to such shares (each such right being hereinafter referred to as a "Stock Appreciation Right"). Such payment, at the discretion of the Board or the Committee, may be made in shares of Common Stock valued at the then Fair Market Value thereof, or in cash, or partly in cash and partly in shares of Common Stock.

         The terms and conditions with respect to a Stock Appreciation Right may include (without limitation), subject to other provisions of this Section 8.10 and the Plan: the period during which, date by which or event upon which the Stock Appreciation Right may be exercised; the method for valuing shares of Common Stock for purposes of this Section 8.10; a ceiling on the amount of consideration which the Corporation may pay in connection with exercise and cancellation of the Stock Appreciation Right; and arrangements for income tax withholding. The Board or the Committee shall have complete discretion to determine whether, when and to whom Stock Appreciation Rights may be granted.

         (b) TIME LIMITATIONS. If a holder of a Stock Appreciation Right terminates service with the Corporation as an Officer or Employee, the Stock Appreciation Right may be exercised only within the period, if any, within which the Option to which it relates may be exercised.

         (c) EFFECTS OF EXERCISE OF STOCK APPRECIATION RIGHTS OR OPTIONS. Upon the exercise of a Stock Appreciation Right, the number of shares of Common Stock available under the Option to which it relates shall decrease by a number equal to the number of shares for which the Stock Appreciation Right was exercised. Upon the exercise of an Option, any related Stock Appreciation Right shall terminate as to any number of shares of Common Stock subject to the Stock Appreciation Right that exceeds the total number of shares for which the Option remains unexercised.

         (d) TIME OF GRANT. A Stock Appreciation Right granted in connection with an Incentive Stock Option must be granted concurrently with the Option to which it relates, while a Stock Appreciation Right granted in connection with a Non-Qualified Option may be granted concurrently with the Option to which it relates or at any time thereafter prior to the exercise or expiration of such Option.

         (e) NON-TRANSFERABLE. The holder of a Stock Appreciation Right may not transfer or assign the Stock Appreciation Right otherwise than by will or in accordance with the laws of descent and distribution, and during a holder's lifetime a Stock Appreciation Right may be exercisable only by the holder.

         8.11 PERFORMANCE SHARE AWARDS.

         (a) DESIGNATION OF PERFORMANCE SHARE AWARDS. The Committee may determine to make any Award a Performance Share Award by making such Plan Share Award contingent upon the achievement of a Performance Goal or any combination of Performance Goals. Each Performance Share Award shall be evidenced by a written agreement ("Award Agreement"), which shall set forth the Performance Goals applicable to the Performance Share Award, the maximum amounts payable and such other terms and conditions as are applicable to the Performance Share Award.

         (b) RESTRICTIONS ON GRANTS. Nothing contained in this Plan will be deemed in any way to limit or restrict the Committee from making any Award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

         (c) DISTRIBUTION. No Performance Share Award or portion thereof that is subject to the attainment or satisfaction of a condition of a Performance Goal shall be distributed or considered to be earned or vested until the Committee certifies in writing that the conditions or Performance Goal to which the distribution, earning or vesting of such Award is subject have been achieved.

                                   ARTICLE IX
                         ADJUSTMENTS FOR CAPITAL CHANGES

         The aggregate number of shares of Common Stock available for issuance under this Plan, the number of shares to which any outstanding Award relates, and the exercise price per share of Common Stock under any outstanding Option shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the effective date of this Plan resulting from a split, subdivision or consolidation of shares or any other capital adjustment, the payment of a stock dividend, or other increase or decrease in such shares effected without receipt or payment of consideration by the Corporation. If, upon a merger, consolidation, reorganization, liquidation, recapitalization or the like of the Corporation, the shares of the Corporation's Common Stock shall be exchanged for other securities of the Corporation or of another corporation, each recipient of an Award shall be entitled, subject to the conditions herein stated, to purchase or acquire such number of shares of Common Stock or amount of other securities of the Corporation or such other corporation as were exchangeable for the number of shares of Common Stock of the Corporation which such optionees would have been entitled to purchase or acquire except for such action, and appropriate adjustments shall be made to the per share exercise price of outstanding Options. Notwithstanding any provision to the contrary herein and to the extent permitted by applicable laws and regulations and interpretations thereof, the exercise price of shares subject to outstanding Awards shall be proportionately adjusted upon the payment by the Corporation of a special cash dividend or return of capital in an amount per share which exceeds 10% of the Fair Market Value of a share of Common Stock as of the date of declaration, provided that the adjustment to the per share exercise price shall satisfy the criteria set forth in Emerging Issues Task Force 90-9 (or any successor thereto) so that the adjustments do not result in compensation expense, and provided further that if such adjustment with respect to Incentive Stock Options would be treated as a modification of the outstanding incentive stock options with the effect that, for purposes of Sections 422 and 425(h) of the Code, and the rules and regulations promulgated thereunder, new Incentive Stock Options would be deemed to be granted hereunder, then no adjustment to the per share exercise price of outstanding Incentive Stock Options shall be made.

                                    ARTICLE X
                      AMENDMENT AND TERMINATION OF THE PLAN

         The Board may, by resolution, at any time terminate or amend the Plan with respect to any shares of Common Stock as to which Awards have not been granted, subject to any required stockholder approval or any stockholder approval which the Board may deem to be advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying any applicable stock exchange listing requirements. The Board may not, without the consent of the holder of an Award, alter or impair any Award previously granted or awarded under this Plan except as specifically authorized herein.

                                   ARTICLE XI
                          EMPLOYMENT AND SERVICE RIGHTS

         Neither the Plan nor the grant of any Awards hereunder nor any action taken by the Committee or the Board in connection with the Plan shall create any right on the part of any Employee or Non-Employee Director to continue in such capacity.
                                   ARTICLE XII
                                   WITHHOLDING

         12.01 TAX WITHHOLDING. The Corporation may withhold from any cash payment made under this Plan sufficient amounts to cover any applicable withholding and employment taxes, and if the amount of such cash payment is insufficient, the Corporation may require the Optionee to pay to the Corporation the amount required to be withheld as a condition to delivering the shares acquired pursuant to an Award. The Corporation also may withhold or collect amounts with respect to a disqualifying disposition of shares of Common Stock acquired pursuant to exercise of an Incentive Stock Option, as provided in
Section 8.09(c).

         12.02 METHODS OF TAX WITHHOLDING. The Board or the Committee is authorized to adopt rules, regulations or procedures which provide for the satisfaction of an Optionee's tax withholding obligation by the retention of shares of Common Stock to which the Employee would otherwise be entitled pursuant to an Award and/or by the Optionee's delivery of previously owned shares of Common Stock or other property.

                                  ARTICLE XIII
                                DEFERRED PAYMENTS

         13.01 DEFERRAL OF OPTIONS AND STOCK APPRECIATION RIGHTS. Notwithstanding any other provision of this Plan, any Optionee who is either a Non-Employee Director or an executive officer of the Corporation or the Bank may elect, with the concurrence of the Committee and consistent with any requirements established by the Board (which requirements may include the adoption of a separate deferred compensation plan or trust by the Corporation), to defer the recognition of ordinary income resulting from the exercise of any Non-Qualified Option not transferred under the provisions of Section 8.05 hereof and of any Stock Appreciation Rights.

         13.02 TIMING OF ELECTION. The election to defer the recognition of ordinary income resulting from the exercise of any eligible Non-Qualified Option or Stock Appreciation Right must be made at least six (6) months prior to the date such Option or Stock Appreciation Right is exercised or at such other time as the Committee may specify. Deferrals of eligible Non-Qualified Options or Stock Appreciation Rights shall only be allowed for exercises of Options and Stock Appreciation Rights that occur while the Participant is in active service with the Corporation or one of its Subsidiary Companies. Any election to defer the ordinary income resulting from the exercise of an eligible Non-Qualified Option or Stock Appreciation Right shall be irrevocable as long as the Optionee remains an Employee or a Non-Employee Director of the Corporation or one of its Subsidiary Companies.

                                   ARTICLE XIV
                        EFFECTIVE DATE OF THE PLAN; TERM

         14.01 EFFECTIVE DATE OF THE PLAN. This Plan shall become effective on the Effective Date, and Awards may be granted hereunder no earlier than the date that this Plan is approved by stockholders of the Corporation and no later than the termination of the Plan, provided that this Plan is approved by stockholders of the Corporation pursuant to Article XV hereof.

         14.02 TERM OF THE PLAN. Unless sooner terminated, this Plan shall remain in effect for a period of ten (10) years ending on the tenth anniversary of the adoption of this Plan by the Board of Directors, which date of adoption was February 7, 2002. Termination of the Plan shall not affect any Awards previously granted and such Awards shall remain valid and in effect until they have been fully exercised or earned, are surrendered or by their terms expire or are forfeited.

                                   ARTICLE XV
                              STOCKHOLDER APPROVAL

         The Corporation shall submit this Plan to stockholders for approval at a meeting of stockholders of the Corporation held within twelve (12) months following the Effective Date in order to meet the requirements of Sections 162(m) and 422 of the Code and regulations thereunder, and any other applicable statutory, regulatory or stock market requirements.


                                   ARTICLE XVI
                                  MISCELLANEOUS

         16.01 GOVERNING LAW. To the extent not governed by federal law, this Plan shall be construed under the laws of the State of Illinois.

         16.02 PRONOUNS. Wherever appropriate, the masculine pronoun shall include the feminine pronoun, and the singular shall include the plural.

                                                                      APPENDIX C




                           FIRST BANCTRUST CORPORATION
             2002 RECOGNITION AND RETENTION PLAN AND TRUST AGREEMENT

                                    ARTICLE I
                       ESTABLISHMENT OF THE PLAN AND TRUST

         1.01 First BancTrust Corporation (the "Corporation") hereby establishes the 2002 Recognition and Retention Plan (the "Plan") and Trust (the "Trust") upon the terms and conditions hereinafter stated in this 2002 Recognition and Retention Plan and Trust Agreement (the "Agreement").

         1.02 The Trustee hereby accepts this Trust and agrees to hold the Trust assets existing on the date of this Agreement and all additions and accretions thereto upon the terms and conditions hereinafter stated.

                                   ARTICLE II
                               PURPOSE OF THE PLAN

         The purpose of the Plan is to retain personnel of experience and ability in key positions by providing Employees and Non-Employee Directors with a proprietary interest in the Corporation and its Subsidiary Companies as compensation for their contributions to the Corporation and its Subsidiary Companies and as an incentive to make such contributions in the future. Each Recipient of a Plan Share Award hereunder is advised to consult with his or her personal tax advisor with respect to the tax consequences under federal, state, local and other tax laws of the receipt of a Plan Share Award hereunder.

                                   ARTICLE III
                                   DEFINITIONS

         The following words and phrases when used in this Agreement with an initial capital letter, unless the context clearly indicates otherwise, shall have the meanings set forth below. Wherever appropriate, the masculine pronouns shall include the feminine pronouns and the singular shall include the plural.

         3.01 "Bank" means First Bank and Trust, S.B., a wholly owned subsidiary of the Corporation.

         3.02 "Beneficiary" means the person or persons designated by a Recipient to receive any benefits payable under the Plan in the event of such Recipient's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Recipient's surviving spouse, if any, or if none, his estate.

         3.03 "Board" means the Board of Directors of the Corporation.

         3.04 "Change in Control of the Corporation" shall mean a change in control of a nature that would be required to be reported in response to Item 1(a) of Form 8-K or Item 6(e) of Schedule 14A of Regulation 14A pursuant to the Securities Exchange Act of 1934, as amended ("Exchange Act"), or any successor thereto, whether or not any class of securities of the Corporation is registered under the Exchange Act; provided that, without limitation, such a change in control shall be deemed to have occurred if (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 20% or more of the combined voting power of the Corporation's then outstanding securities; or (ii) during any period of three consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Corporation cease for any reason to constitute at least a majority thereof unless the election, or the nomination for election by stockholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period.

         3.05 "Code" means the Internal Revenue Code of 1986, as amended.

         3.06 "Committee" means the committee appointed by the Board pursuant to
Article IV hereof.

         3.07 "Common Stock" means shares of common stock, par value $.01 per share, of the Corporation.

         3.08 "Disability" means any physical or mental impairment which qualifies an individual for disability benefits under the applicable long-term disability plan maintained by the Corporation or a Subsidiary Company or, if no such plan applies, which would qualify such individual for disability benefits under the Federal Social Security System.

         3.09 "Effective Date" means the date this Plan is approved by the stockholders of the Corporation, which shall not be earlier than the one-year anniversary of the consummation of the Bank's conversion from mutual to stock form.

         3.10 "Employee" means any person who is employed by the Corporation, the Bank, or any Subsidiary Company, or is an Officer of the Corporation, the Bank, or any Subsidiary Company, but not including directors who are not also Officers of or otherwise employed by the Corporation, the Bank or a Subsidiary Company.

         3.11 "Employer Group" means the Corporation and any Subsidiary which, with the consent of the Board, agrees to participate in the Plan.

         3.12 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         3.13 "Non-Employee Director" means a member of the Board of the Corporation or the Board of Directors of the Bank or any successor thereto, including an advisory director or a director emeritus of the Boards of the Corporation and/or the Bank (or any successor company), who is not an Officer or Employee of the Corporation, the Bank or any Subsidiary Company.

         3.14 "Offering" means the subscription and community offering of Common Stock to the public in connection with the conversion of the Bank from the mutual structure to the stock holding company structure.

         3.15 "Officer" means an Employee whose position in the Corporation or a Subsidiary Company is that of a corporate officer, as determined by the Board.

         3.16 "Performance Share Award" means a Plan Share Award granted to a Recipient pursuant to Section 7.05 of the Plan.

         3.17 "Performance Goal" means an objective for the Corporation or any Subsidiary Company or any unit thereof or any Employee with respect to any of the foregoing that may be established by the Committee for a Performance Share Award to become vested, earned or exercisable. The performance Goals shall be based on one or more of the following criteria:

                         (i)   net income, as adjusted for non-recurring items;
                         (ii)  cash earnings;
                         (iii) earnings per share;
                         (iv)  cash earnings per share;
                         (v)   return on average equity;
                         (vi)  return on average assets;

                         (vii)  asset quality;
                         (viii) stock price;
                         (ix)   total stockholder return;
                         (x)    capital;
                         (xi)   net interest income;
                         (xii)  market share;
                         (xiii) cost control or efficiency ratio; and
                         (xiv)  asset growth.

         3.18 "Plan Shares" or "Shares" means shares of Common Stock held in the Trust which may be distributed to a Recipient pursuant to the Plan.

         3.19 "Plan Share Award" or "Award" means a right granted under this Plan to receive a distribution of Plan Shares upon completion of the service requirements described in Article VII, and includes Performance Share Awards.

         3.20 "Recipient" means an Employee or Non-Employee Director who receives a Plan Share Award or Performance Share Award under the Plan.

         3.21 "Retirement" means a termination of employment which constitutes a "retirement" under any applicable qualified pension benefit plan maintained by the Corporation or a Subsidiary Company, or, if no such plan is applicable, which would constitute "retirement" under the Corporation's pension benefit plan, if such individual were a participant in that plan. With respect to Non-Employee Directors, retirement means retirement from service on the Board of Directors of the Corporation or the Bank or any successor thereto (including service as a director emeritus) after attaining the lesser of: (i) age 70, or
(ii) age 65 and 10 years of service with the Corporation or its Subsidiary Companies.

         3.22 "Subsidiary Companies" means those subsidiaries of the Corporation, including the Bank, which meet the definition of "subsidiary corporation" set forth in Section 424(f) of the Code, at the time of the granting of the Plan Share Award in question.

         3.23 "Trustee" means such firm, entity or persons approved by the Board to hold legal title to the Plan and the Plan assets for the purposes set forth herein.

                                   ARTICLE IV
                           ADMINISTRATION OF THE PLAN

         4.01 DUTIES OF THE COMMITTEE. The Plan shall be administered and interpreted by the Committee, which shall consist of two or more members of the Board, each of whom shall be a Non-Employee Director, as defined in Rule 16b-3(b)(3)(i) of the Exchange Act. In addition, each member of the Committee shall be an "outside director" within the meaning of Section 162(m) of the Code and the regulations thereunder at such times as is required under such regulations. The Committee shall have all of the powers allocated to it in this and other sections of the Plan. The interpretation and construction by the Committee of any provisions of the Plan or of any Plan Share Award granted hereunder shall be final and binding in the absence of action by the Board. The Committee shall act by vote or written consent of a majority of its members. Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules, regulations and procedures as it deems appropriate for the conduct of its affairs. The Committee shall report its actions and decisions with respect to the Plan to the Board at appropriate times, but in no event less than once per calendar year.

         4.02 ROLE OF THE BOARD. The members of the Committee and the Trustee shall be appointed or approved by, and will serve at the pleasure of, the Board. The Board may in its discretion from time to time remove members from, or add members to, the Committee, and may remove or replace the Trustee, provided that any directors who are selected as members of the Committee shall be Non-Employee Directors as defined in Rule 16b-3(b)(3)(i) of the Exchange Act.

         4.03 LIMITATION ON LIABILITY. No member of the Board or the Committee shall be liable for any determination made in good faith with respect to the Plan or any Plan Shares or Plan Share Awards granted under it. If a member of the Board or the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Corporation shall, subject to the requirements of applicable laws and regulations, indemnify such member against all liabilities and expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Corporation and any Subsidiaries and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

         4.04 COMPLIANCE WITH LAWS AND REGULATIONS. All Awards granted hereunder shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency or stockholders as may be required.

         4.05 RESTRICTIONS ON TRANSFER. The Corporation may place a legend upon any certificate representing shares issued pursuant to a Plan Share Award noting that such shares may be restricted by applicable laws and regulations.

                                    ARTICLE V
                                  CONTRIBUTIONS

         5.01 AMOUNT AND TIMING OF CONTRIBUTIONS. The Board shall determine the amount (or the method of computing the amount) and timing of any contributions by the Corporation and any Subsidiaries to the Trust established under this Plan. Such amounts may be paid in cash or in shares of Common Stock and shall be paid to the Trust at the designated time of contribution. No contributions by Employees or Non-Employee Directors shall be permitted.

         5.02 INVESTMENT OF TRUST ASSETS; NUMBER OF PLAN SHARES. Subject to
Section 8.02 hereof, the Trustee shall invest all of the Trust's assets primarily in Common Stock. The aggregate number of Plan Shares available for distribution pursuant to this Plan shall be 60,835 shares of Common Stock, subject to adjustment as provided in Section 10.01 hereof, which shares shall be purchased (from the Corporation and/or, if permitted by applicable regulations, from stockholders thereof) by the Trust with funds contributed by the Corporation.

                                   ARTICLE VI
                            ELIGIBILITY; ALLOCATIONS

         6.01 AWARDS. Plan Share Awards and Performance Share Awards may be made to such Employees and Non-Employee Directors as may be selected by the Board or the Committee. In selecting those Employees and Non-Employee Directors to whom Plan Share Awards and/or Performance Share Awards may be granted and the number of Shares covered by such Awards, the Board or the Committee shall consider the duties, responsibilities and performance of each respective Employee and Non-Employee Director, his present and potential contributions to the growth and success of the Corporation, his salary and such other factors as deemed relevant to accomplishing the purposes of the Plan. The Board or the Committee may but shall not be required to request the written recommendation of the Chief Executive Officer of the Corporation other than with respect to Plan Share Awards and/or Performance Share Awards to be granted to him.

         6.02 FORM OF ALLOCATION. As promptly as practicable after an allocation pursuant to Section 6.01 that a Plan Share Award or a Performance Share Award is to be issued, the Board or the Committee shall notify the Recipient in writing of the grant of the Award, the number of Plan Shares covered by the Award, and the terms upon which the

Plan Shares subject to the Award shall be distributed to the Recipient. The date on which the Board or the Committee makes such determination with respect to an Award shall be considered the date of grant of the Plan Share Award or the Performance Share Award. The Board or the Committee shall maintain records as to all grants of Plan Share Awards or Performance Share Awards under the Plan.

         6.03 ALLOCATIONS NOT REQUIRED TO ANY SPECIFIC EMPLOYEE OR NON-EMPLOYEE DIRECTOR. No Employee or Non-Employee Director shall have any right or entitlement to receive a Plan Share Award hereunder, as the granting of Awards is subject to the total discretion of the Board or the Committee.

                                   ARTICLE VII
             EARNING AND DISTRIBUTION OF PLAN SHARES; VOTING RIGHTS

         7.01 EARNING PLAN SHARES; FORFEITURES.

              (a) GENERAL RULES. Subject to the terms hereof, Plan Share Awards granted shall be earned by a Recipient at the rate specified by the Board or the Committee. If the employment of an Employee or service as a Non-Employee Director is terminated for any reason prior to the Plan Share Award being fully earned (except as specifically provided in subsections (b), (c) and (d) below), the Recipient shall forfeit the right to any Shares subject to the Award which have not theretofore been earned. In the event of a forfeiture of the right to any Shares subject to an Award, such forfeited Shares shall become available for allocation pursuant to Section 6.01 hereof as if no Award had been previously granted with respect to such Shares. No fractional shares shall be distributed pursuant to this Plan. In determining the number of Shares which are earned as of any annual anniversary date, fractional shares shall be rounded up to the nearest whole number if the fraction is 0.5 or higher, and down if it is less.

              (b) EXCEPTION FOR TERMINATIONS DUE TO DEATH, DISABILITY OR RETIREMENT. Notwithstanding the general rule contained in Section 7.01(a), all Plan Shares subject to a Plan Share Award held by a Recipient whose employment with the Corporation or any Subsidiary or service as a Non-Employee Director terminates due to death, Disability or Retirement shall be deemed earned as of the Recipient's last day of employment with or service to the Corporation or any Subsidiary Company (provided, however, no such accelerated vesting shall occur in the event of Disability if a Recipient remains employed by at least one member of the Employer Group) and shall be distributed as soon as practicable thereafter.

              (c) EXCEPTION FOR A CHANGE IN CONTROL OF THE CORPORATION. Notwithstanding the general rule contained in Section 7.01(a), all Plan Shares subject to a Plan Share Award held by a Recipient shall be deemed to be earned as of the effective date of a Change in Control of the Corporation.

              (d) REVOCATION FOR MISCONDUCT. Notwithstanding anything in this Plan to the contrary, the Board may by resolution immediately revoke, rescind and terminate any Plan Share Award or Performance Share Award or portion thereof, previously awarded under this Plan, to the extent Plan Shares have not been distributed hereunder to the Recipient, whether or not yet earned, in the case of an Employee who is discharged from the employ of the Corporation or any Subsidiary Company for cause (as hereinafter defined). Termination for cause shall mean termination because of the Employee's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order. Plan Share Awards granted to a Non-Employee Director who is removed for cause pursuant to the Corporation's Articles of Incorporation and Bylaws or the Bank's Charter and Bylaws shall terminate as of the effective date of such removal.

         7.02 DISTRIBUTION OF DIVIDENDS. Any cash dividends, stock dividends or returns of capital declared in respect of each unvested Plan Share Award (including a Performance Share Award) will be held by the Trust for the benefit of the Recipient on whose behalf such Plan Share Award (including a Performance Share Award) is then held by the Trust (whether declared before or after the applicable Award was granted), and such dividends or returns of capital, including any interest thereon, will be paid out proportionately by the Trust to the Recipient thereof as soon as practicable after the Plan Share Awards become earned. Any cash dividends, stock dividends or returns of capital declared in respect of each vested Plan Share (whether declared before or after the applicable Award was granted) held by the Trust will be paid by the Trust, as soon as practicable after the Trust's receipt thereof, to the Recipient on whose behalf such Plan Share is then held by the Trust.

         7.03 DISTRIBUTION OF PLAN SHARES.

              (a) TIMING OF DISTRIBUTIONS: GENERAL RULE. Subject to the provisions of Section 7.03(b) hereof, Plan Shares shall be distributed to the Recipient or his Beneficiary, as the case may be, as soon as practicable after they have been earned.

              (b) TIMING: EXCEPTION FOR 10% STOCKHOLDERS. Notwithstanding
Section 7.03(a) above, no Plan Shares may be distributed prior to the date which is five years from the date of consummation of the Bank's conversion from mutual to stock form to the extent the Recipient or Beneficiary, as the case may be, would after receipt of such Shares own in excess of 10% of the issued and outstanding shares of Common Stock, unless specifically approved by two-thirds of the Board. Any Plan Shares remaining undistributed solely by reason of the operation of this Section 7.03(b) shall be distributed to the Recipient or his Beneficiary on the date which is five years from the date of consummation of the Bank's conversion from mutual to stock form.

              (c) FORM OF DISTRIBUTIONS. All Plan Shares, together with any Shares representing stock dividends, shall be distributed in the form of Common Stock. One share of Common Stock shall be given for each Plan Share earned and distributable. Payments representing cash dividends or returns of capital shall be made in cash.

              (d) WITHHOLDING. The Trustee may withhold from any cash payment or Common Stock distribution made under this Plan sufficient amounts to cover any applicable withholding and employment taxes, and if the amount of a cash payment is insufficient, the Trustee may require the Recipient or Beneficiary to pay to the Trustee the amount required to be withheld as a condition of delivering the Plan Shares. The Trustee shall pay over to the Corporation or any Subsidiary Company which employs or employed such Recipient any such amount withheld from or paid by the Recipient or Beneficiary.

              (e) RESTRICTIONS ON SELLING OF PLAN SHARES. Plan Share Awards may not be sold, assigned, pledged or otherwise disposed of prior to the time that they are earned and distributed pursuant to the terms of this Plan. Upon distribution, the Board or the Committee may require the Recipient or his Beneficiary, as the case may be, to agree not to sell or otherwise dispose of his distributed Plan Shares except in accordance with all then applicable federal and state securities laws, and the Board or the Committee may cause a legend to be placed on the stock certificate(s) representing the distributed Plan Shares in order to restrict the transfer of the distributed Plan Shares for such period of time or under such circumstances as the Board or the Committee, upon the advice of counsel, may deem appropriate.

         7.04 VOTING OF PLAN SHARES. After a Plan Share Award has been made, the Recipient shall be entitled to direct the Trustee as to the voting of the Plan Shares which are covered by the Plan Share Award and which have not yet been earned and distributed to him pursuant to Section 7.03, subject to rules and procedures adopted by the Committee for this purpose. All shares of Common Stock held by the Trust which have not been awarded under a Plan Share Award and shares which have been awarded as to which Recipients have not directed the voting shall be voted by the Trustee in its discretion.

         7.05 PERFORMANCE SHARE AWARDS

              (a) DESIGNATION OF PERFORMANCE SHARE AWARDS. The Committee may determine to make any Plan Share Award a Performance Share Award by making such Plan Share Award contingent upon the achievement of a Performance Goal or any combination of Performance Goals. Each Performance Share Award shall be evidenced by a written agreement ("Award Agreement"), which shall set forth the Performance Goals applicable to the

Performance Share Award, the maximum amounts payable and such other terms and conditions as are applicable to the Performance Share Award.

              (b) RESTRICTIONS ON GRANTS. Nothing contained in this Plan will be deemed in any way to limit or restrict the Committee from making any Award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

              (c) DISTRIBUTION. No Performance Share Award or portion thereof that is subject to the attainment or satisfaction of a condition of a Performance Goal shall be distributed or considered to be earned or vested until the Committee certifies in writing that the conditions or Performance Goal to which the distribution, earning or vesting of such Award is subject have been achieved.

                                  ARTICLE VIII
                                      TRUST

         8.01 TRUST. The Trustee shall receive, hold, administer, invest and make distributions and disbursements from the Trust in accordance with the provisions of the Plan and Trust and the applicable directions, rules, regulations, procedures and policies established by the Committee pursuant to the Plan.

         8.02 MANAGEMENT OF TRUST. It is the intent of this Plan and Trust that the Trustee shall have complete authority and discretion with respect to the arrangement, control and investment of the Trust, and that the Trustee shall invest all assets of the Trust in Common Stock to the fullest extent practicable, except to the extent that the Trustee determines that the holding of monies in cash or cash equivalents is necessary to meet the obligations of the Trust. In performing its duties, the Trustee shall have the power to do all things and execute such instruments as may be deemed necessary or proper, including the following powers:

              (a) To invest up to one hundred percent (100%) of all Trust assets in Common Stock without regard to any law now or hereafter in force limiting investments for trustees or other fiduciaries. The investment authorized herein may constitute the only investment of the Trust, and in making such investment, the Trustee is authorized to purchase Common Stock from the Corporation or from any other source, and such Common Stock so purchased may be outstanding, newly issued or treasury shares.

              (b) To invest any Trust assets not otherwise invested in accordance with (a) above, in such deposit accounts, certificates of deposit, obligations of the United States Government or its agencies or such other investments as shall be considered the equivalent of cash.

              (c) To sell, exchange or otherwise dispose of any property at any time held or acquired by the Trust.

              (d) To cause stocks, bonds or other securities to be registered in the name of a nominee, without the addition of words indicating that such security is an asset of the Trust (but accurate records shall be maintained showing that such security is an asset of the Trust).

              (e) To hold cash without interest in such amounts as may in the opinion of the Trustee be reasonable for the proper operation of the Plan and Trust.

              (f) To employ brokers, agents, custodians, consultants and accountants.

              (g) To hire counsel to render advice with respect to its rights, duties and obligations hereunder, and such other legal services or representation as it may deem desirable.

              (h) To hold funds and securities representing the amounts to be distributed to a Recipient or his Beneficiary as a consequence of a dispute as to the disposition thereof, whether in a segregated account or held in common with other assets of the Trust.

         Notwithstanding anything herein contained to the contrary, the Trustee shall not be required to make any inventory, appraisal or settlement or report to any court, or to secure any order of court for the exercise of any power herein contained, or give bond.

         8.03 RECORDS AND ACCOUNTS. The Trustee shall maintain accurate and detailed records and accounts of all transactions of the Trust, which shall be available at all reasonable times for inspection by any legally entitled person or entity to the extent required by applicable law, or any other person determined by the Board or the Committee.

         8.04 EXPENSES. All costs and expenses incurred in the operation and administration of this Plan shall be borne by the Corporation or, in the discretion of the Corporation, the Trust.

         8.05 INDEMNIFICATION. Subject to the requirements of applicable laws and regulations, the Corporation shall indemnify, defend and hold the Trustee harmless against all claims, expenses and liabilities arising out of or related to the exercise of the Trustee's powers and the discharge of its duties hereunder, unless the same shall be due to the Trustee's gross negligence or willful misconduct.

                                   ARTICLE IX
                                DEFERRED PAYMENTS

         9.01 DEFERRAL OF PLAN SHARES. Notwithstanding any other provision of this Plan, any Recipient who is either a Non-Employee Director or an executive officer of the Corporation or the Bank may elect, with the concurrence of the Committee and consistent with any requirements established by the Board (which requirements may include the adoption of a separate deferred compensation plan or trust by the Corporation), to defer the receipt of Plan Shares subject to Awards granted hereunder.

         9.02 TIMING OF ELECTION. The election to defer the receipt of any Plan Shares must be made no later than the last day of the calendar year preceding the calendar year in which the Recipient would otherwise have an unrestricted right to receive such Plan Shares. Deferrals of eligible Plan Shares shall only be allowed for those Plan Shares scheduled to vest while the Recipient is in active service with the Corporation or one of its Subsidiary Companies. Any election to defer the receipt of eligible Plan Shares shall be irrevocable as long as the Recipient remains an Employee or a Non-Employee Director of the Corporation or one of its Subsidiary Companies.


                                    ARTICLE X
                                  MISCELLANEOUS

         10.01 ADJUSTMENTS FOR CAPITAL CHANGES. The aggregate number of Plan Shares available for distribution pursuant to the Plan Share Awards and the number of Shares to which any unvested Plan Share Award relates shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the effective date of the Plan resulting from any split, subdivision or consolidation of shares or other capital adjustment, the payment of a stock dividend or other increase or decrease in such shares effected without receipt or payment of consideration by the Corporation. If, upon a merger, consolidation, reorganization, liquidation, recapitalization or the like of the Corporation or of another corporation, each recipient of a Plan Share Award shall be entitled, subject to the conditions herein stated, to receive such number of shares of Common Stock or amount of other securities of the Corporation or such other corporation as were exchangeable for the number of shares of Common Stock of the Corporation which such Recipients would have been entitled to receive except for such action.

         10.02 AMENDMENT AND TERMINATION OF THE PLAN. The Board may, by resolution, at any time amend or terminate the Plan and the Trust, subject to any required stockholder approval or any stockholder approval which the Board may deem to be advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying any applicable stock exchange listing requirements. The Board may not, without the consent of the Recipient, alter or impair any Plan Share Award previously granted under this Plan except as specifically authorized herein. Termination of this Plan shall not affect Plan Share Awards previously granted, and such Plan Share Awards shall remain valid and in effect until they
(a) have been fully earned, (b) are surrendered, or (c) expire or are forfeited in accordance with their terms.

         10.03 NONTRANSFERABLE. Plan Share Awards and Performance Share Awards and rights to Plan Shares shall not be transferable by a Recipient, and during the lifetime of the Recipient, Plan Shares may only be earned by and paid to the Recipient who was notified in writing of the Award pursuant to Section 6.02. No Recipient or Beneficiary shall have any right in or claim to any assets of the Plan or Trust, nor shall the Corporation or any Subsidiary be subject to any claim for benefits hereunder.

         10.04 EMPLOYMENT OR SERVICE RIGHTS. Neither the Plan nor any grant of a Plan Share Award, Performance Share Award or Plan Shares hereunder nor any action taken by the Trustee, the Committee or the Board in connection with the Plan shall create any right on the part of any Employee or Non-Employee Director to continue in such capacity.

         10.05 VOTING AND DIVIDEND RIGHTS. No Recipient shall have any voting or dividend rights or other rights of a stockholder in respect of any Plan Shares covered by a Plan Share Award or Performance Share Award, except as expressly provided in Sections 7.02, 7.04 and 7.05 above, prior to the time said Plan Shares are actually earned and distributed to him.

         10.06 GOVERNING LAW. To the extent not governed by federal law, the Plan and Trust shall be governed by the laws of the State of Louisiana.

         10.07 EFFECTIVE DATE. This Plan shall be effective as of the Effective Date, and Awards may be granted hereunder no earlier than the date this Plan is approved by the stockholders of the Corporation and no later than the termination of the Plan. Notwithstanding the foregoing or anything to the contrary in this Plan, the implementation of this Plan is subject to the approval of the Corporation's stockholders.

         10.08 TERM OF PLAN. This Plan shall remain in effect until the earlier of (1) ten (10) years from the Effective Date, (2) termination by the Board, or
(3) the distribution to Recipients and Beneficiaries of all the assets of the Trust.

         10.09 TAX STATUS OF THE TRUST. It is intended that the trust established hereby be treated as a Grantor Trust of the Corporation under the provisions of Section 671 et seq. of the Code, as the same may be amended from time to time.

         IN WITNESS WHEREOF, the Corporation has caused this Agreement to be executed by its duly authorized officers and its corporate seal to be affixed and duly attested, and the initial Trustees of the Trust established pursuant hereto have duly and validly executed this Agreement, all on this 7th day of February 2002.


ATTEST:                                 FIRST BANCTRUST CORPORATION



/s/ Mary Ann Tucker                     By: /s/ Terry J. Howard
-----------------------                    -------------------------------------
Mary Ann Tucker                            Terry J. Howard
Secretary                                  President and Chief Executive Officer


                                        TRUSTEES:


                                        /s/ David W. Dick
                                        ----------------------------------------
                                        David W. Dick
                                        Trustee


                                        /s/ Christopher M. Eldredge
                                        ----------------------------------------
                                        Christopher M. Eldredge
                                        Trustee


                                        /s/ Terry T. Hutchison
                                        ----------------------------------------
                                        Terry T. Hutchison
                                        Trustee


                                        /s/ Joseph R. Schroeder
                                        ----------------------------------------
                                        Joseph R. Schroeder
                                        Trustee

                       [FIRST BANCTRUST CORPORATION LOGO]

                          FIRST BANCTRUST CORPORATION

                      CORDIALLY INVITES YOU TO ATTEND THE
                         ANNUAL MEETING OF STOCKHOLDERS

                             MONDAY, APRIL 22, 2002
                                 10:00 A.M. CDT

                             HUMAN RESOURCES CENTER
                             118 EAST COURT STREET
                                   PARIS, IL


DETACH PROXY CARD HERE                                                         DETACH ATTENDANCE CARD HERE AND MAIL WITH PROXY CARD
-----------------------------------------------------------------------------------------------------------------------------------

In their discretion, the proxies are authorized to vote with respect to the election of any person as a director if the nominee is unable to serve or for good cause will not serve, matters incident to the conduct of the meeting, and upon such other matters as may properly come before the meeting. The Board of Directors recommends that you vote FOR the nominees for director listed on the reverse side hereof and FOR the proposals to adopt the 2002 Stock Option Plan, to adopt the 2002 Recognition and Retention Plan and Trust Agreement, and to ratify the independent auditors for 2002. You are encouraged to specify your choices by marking the appropriate boxes on the reverse side; however, you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. This proxy may not be voted for any person who is not a nominee of the Board of Directors of the Company. THIS PROXY MAY BE
REVOKED AT ANY TIME BEFORE IT IS EXERCISED.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders of the Company called for April 22, 2002, a Proxy Statement for the Annual Meeting and the 2001 Annual Report to Stockholders.





                                                                                          FIRST BANCTRUST CORPORATION

                                                                                          If you plan to personally attend the
                                                                                          Annual Meeting of Stockholders on April
                                                                                          22, 2002, please check the box and list
                                                                                          the names of attendees below.

                                        Date:                                             Return this stub in the enclosed envelope
                                              ---------------------------------           with your completed proxy card.

                                        Signature:                                        I/We do plan to attend
                                                   ----------------------------           the Annual Meeting.         [ ]

                                        Signature:                                        Names of persons attending:
                                                   ----------------------------


Please sign exactly as your name(s) appear(s) on this proxy. Only one signature           -----------------------------------------
is required in case of a joint account. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a
corporation, please sign in full corporate name by President or other authorized          -----------------------------------------
officer. If a partnership, please sign in partnership name by authorized person.


PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
ENVELOPE.


-----------------------------------------------------------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE CORPORATION THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT
THE MEETING. A SELF-ADDRESSED, POSTAGE-PREPAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                        REVOCABLE PROXY             FIRST BANCTRUST CORPORATION
                                        --------------------------------------------------------------------------------------------
                                        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF FIRST BANCTRUST CORPORATION
                                        (THE "COMPANY") FOR USE ONLY AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 22,
                                        2002 AND AT ANY ADJOURNMENT THEREOF.

                                        The undersigned hereby appoints the Board of Directors of the Company, or any successors thereto, as proxies, with full powers of substitution, to vote the shares of the undersigned at the Annual Meeting of Stockholders of the Company to be held at the Human Resources
                                        Center located at 118 East Court Street, Paris, Illinois, on Monday, April 22, 2002, at
                                        10:00 a.m. Central Daylight Time, or at any adjournment thereof, with all the powers that the undersigned would possess if personally present, as indicated below.
                                        --------------------------------------------------------------------------------------------
                                        1.  Election of Directors

                                                 [  ]  FOR all nominees listed (except    [  ]  WITHHOLD AUTHORITY to
                                                       as marked to the contrary.)              vote for all nominees listed.


                                            Nominees for three-year term: David W. Dick and Terry J. Howard.

                                            (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided here.)
                                                                                       ----------------------------------------
                                        2.  Proposal to adopt the 2002 Stock Option Plan.

                                               [ ] FOR      [ ] AGAINST      [ ] ABSTAIN

                                        3.  Proposal to adopt the 2002 Recognition and Retention Plan and Trust Agreement.

                                               [ ] FOR      [ ] AGAINST      [ ] ABSTAIN

                                        4.  Proposal to ratify the appointment of BKD, LLP as the Company's independent auditors for the year ending December 31, 2002.

                                               [ ] FOR      [ ] AGAINST      [ ] ABSTAIN

                                        SHARES OF COMMON STOCK OF THE COMPANY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS
                                        MADE, SHARES WILL BE VOTED FOR THE ELECTION OF THE BOARD OF DIRECTORS' NOMINEES TO THE BOARD
                                        OF DIRECTORS, FOR THE PROPOSAL TO ADOPT THE 2002 STOCK OPTION PLAN, FOR THE PROPOSAL TO
                                        ADOPT THE 2002 RECOGNITION AND RETENTION PLAN AND TRUST AGREEMENT, AND FOR THE PROPOSAL TO
                                        RATIFY THE INDEPENDENT AUDITORS FOR 2002, AND OTHERWISE AT THE DISCRETION OF THE PROXIES.

                                                                                                        (to be signed on other side)